                  OPPENHEIMER HIGH YIELD FUND
            Supplement dated August 3, 2001 to the
               Prospectus dated October 27, 2000

The Prospectus is changed as follows:

1.    The Supplement dated March 1, 2001 to the Prospectus is withdrawn.

2.    The  footnote  number four on page 8 to the chart  entitled  "Shareholder
   Fees (charges paid directly from your investment)" is revised as follows:

        Applies to shares  redeemed  within  eighteen (18) months of retirement plan's first purchase of Class N shares.

3.    The paragraph  captioned "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 17 is deleted and replaced  with the following:

        If you buy Class N shares  (available only through  certain  retirement plans),  you pay no sales charge at the time of purchase,  but you will pay an  annual  asset-based  sales  charge.  If you  sell  your  shares within eighteen (18) months of the retirement  plan's first purchase of
        Class N  shares,  you may pay a  contingent  deferred  sales  charge of
        1.0%, as described in "How Can You Buy Class N Shares?" below.

4.  The  first  and  second  sentences  of  the  section   captioned  "Class  A
   Contingent  Deferred  Sales Charge" on page 20 are deleted and replaced with the following:

      There is no initial  sales  charge on  non-retirement  plan  purchases of
      Class A shares of any one or more of the  Oppenheimer  funds  aggregating
      $1 million or more,  or for  certain  purchases  by  particular  types of retirement  plans that were  permitted  to purchase  such shares prior to
      March 1, 2001.  (After March 1, 2001,  retirement plans are not permitted to make  initial  purchases  of Class A shares  subject  to a  contingent
      deferred   sales  charge.)  The   Distributor   pays  dealers  of  record
      commissions  in an amount  equal to 1.0% of  purchases  of $1  million or more other than by those grandfathered retirement accounts.

5.    The  following  sentence in the  section  captioned  "Class A  Contingent
      Deferred Sales Charge" on page 20 is deleted:

      That  Commission will not be paid on purchases of shares in amounts of $1 million or more  (including  any right of  accumulation)  by a retirement plan that pays for the purchase with the  redemption  proceeds of Class C shares of one or more  Oppenheimer  funds  held by the plan for more than one year.

6.    The  following is added after the section  entitled "Can You Reduce Class
   A Sales Charges?" on page 20:

      Purchases by Certain  Retirement Plans.  There is no initial sales charge on  purchases of Class A shares of any one or more  Oppenheimer  funds by retirement  plans that have $10  million or more in plan  assets and that have  entered  into a  special  agreement  with the  Distributor,  and by retirement  plans which are part of a retirement plan product or platform offered by certain banks,  broker-dealers,  financial advisors, insurance companies or  recordkeepers  which have entered into a special  agreement with the Distributor.  There is no contingent  deferred sales charge upon the  redemption of such shares.  The  Distributor  currently pays dealers of record  concessions  in an amount equal to 0.25% of the purchase price of Class A shares by those  retirement  plans from its own  resources  at the time of  sale.  That  concession  will  not be paid on  purchases  of shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more  Oppenheimer  funds  held by the plan for more than
      (18) months.

7.    The  section  "Who Can Buy Class N  Shares?"  on page 21 is  deleted  and replaced with the following:

      HOW CAN YOU BUY CLASS N SHARES?  Class N shares are offered  only through
      retirement   plans  (including  IRAs  and  403(b)  plans)  that  purchase
      $500,000  or more of Class N shares of one or more  Oppenheimer  funds or through  retirement plans (not including IRAs and 403(b) plans) that have assets of  $500,000  or more or 100 or more  eligible  participants.  See
      "Availability   of  Class  N  shares"  in  the  Statement  of  Additional
      Information  for other  circumstances  where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.00% will be imposed if:

o     The  retirement  plan (not including IRAs and 403(b) plans) is terminated or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option  of the plan  and  Class N  shares  are  redeemed within 18 months after the plan's  first  purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an  individual  retirement  plan or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's  first  purchase of Class N shares of any Oppenheimer fund.

      Retirement  plans  that offer  Class N shares may impose  charges on plan participant  accounts.  The  procedures for buying,  selling,  exchanging and  transferring the Fund's other classes of shares (other than the time those  orders must be received by the  Distributor  or Transfer  Agent in
      Colorado) and the special  account  features  applicable to purchasers of those other classes of shares  described  elsewhere in this prospectus do not  apply to Class N shares  offered  through a group  retirement  plan.
      Instructions for purchasing  redeeming,  exchanging or transferring Class
      N shares  offered  through a group  retirement  plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

8.    The last two  sentences in the first  paragraph  of the section  entitled
   "Distribution  and Service Plans for Class B, Class C and Class N Shares" on
   page 22 are deleted and replaced with the following:

      The  Distributor  also receives a service fee of 0.25% per year under the
      Class  B and  Class  C  Distribution  and  Service  Plans.  Although  the
      Distributor  is entitled to receive a service fee of 0.25% per year under the Class N Distribution  and Service Plan, the Fund's  Trustees have not authorized the Fund to pay a service fee at this time.

9.    The first  sentence  of the  second  paragraph  of the  section  entitled
   "Distribution  and Service Plans for Class B, Class C and Class N Shares" on
   page 22 is deleted and replaced with the following:

      The asset-based  sales charge and service fees increase Class B and Class
      C expenses by 1.00% and the  asset-based  sales charge  increases Class N expenses by 0.25% of the net assets per year of the respective class.

10.   The last  paragraph  of the section  entitled  "Distribution  and Service
   Plans for Class B,  Class C and Class N Shares"  on page 23 is  deleted  and replaced with the following:

      The  Distributor  currently  pays a  sales  concession  of  1.00%  of the purchase  price of Class N shares to dealers  from its own  resources  at the time of sale. The Distributor  retains the  asset-based  sales charge on Class N shares.  That sales  concession  on the sale of Class N shares will  not be paid on (i)  purchases  of  Class N  shares  in  amounts  of
      $500,000 or more by a  retirement  plan that pays for the  purchase  with the  redemption  proceeds  of Class C shares  of one or more  Oppenheimer funds held by the plan for more than one year (other than  rollovers from an  OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any
      IRA invested in the Oppenheimer  funds), (ii) purchases of Class N shares in amounts of  $500,000  or more by a  retirement  plan that pays for the purchase  with the  redemption  proceeds of Class A shares of one or more
      Oppenheimer      funds     (other     than      rollovers     from     an
      OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any IRA invested in the  Oppenheimer  funds),  and (iii) on  purchases of Class N shares by an  OppenheimerFunds  - sponsored  Pinnacle or Ascender  401(k)
      plan made with the  redemption  proceeds of Class A shares of one or more
      Oppenheimer funds.

11. The third sentence under the caption "OppenheimerFunds Internet Web Site"
   on page 24 is replaced with the following:

      To perform account transactions or to obtain account information online after July 1, 2001, you must first obtain a user I.D. and password on that website.

August 3, 2001                                      280PS.023

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Oppenheimer High Yield Fund
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated October 27, 2000,
Revised August 3, 2001

      This  Statement  of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the  Fund  and  supplements information  in the  Prospectus  dated  October  27,  2000.  It  should be read together  with the  Prospectus.  You can  obtain the  Prospectus  by writing to the  Fund's  Transfer  Agent,  OppenheimerFunds  Services,  at P.O.  Box  5270,
Denver,  Colorado  80217,  or by calling the  Transfer  Agent at the  toll-free number shown above,  or by  downloading it from the  OppenheimerFunds  Internet web site at www.oppenheimerfunds.com.

Contents
                                                              Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks         2

About Your Account

Financial Information About the Fund

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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

      The  investment  objectives,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement  of
Additional  Information contains supplemental  information about those policies and risks and the  types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc.,  can select for the Fund.  Additional  information  is also  provided  about the  strategies  that the Fund may use to try to  achieve its objectives.

The Fund's  Investment  Policies.  The composition of the Fund's  portfolio and the  techniques  and  strategies  that the Fund's  Manager may use in selecting portfolio  securities  will vary over time. The Fund is not required to use all of the investment  techniques and  strategies  described  below at all times in seeking its goals.  It may use some of the special  investment  techniques  and strategies at some times or not at all.

      In selecting  securities for the Fund's portfolio,  the Manager evaluates the merits of particular  securities  primarily through the exercise of its own
investment   analysis.   That   process  may  include,   among  other   things,
evaluation of the issuer's  historical  operations,  prospects for the industry of which the issuer is part,  the  issuer's  financial  condition,  its pending product  developments  and business (and those of  competitors),  the effect of
general  market  and  economic   conditions  on  the  issuer's  business,   and
legislative proposals that might affect the issuer.

      Additionally,  in analyzing a particular issuer, the Manager may consider the trading activity in the issuer's  securities,  present and anticipated cash flow,  estimated  current  value of its assets in relation to their  historical cost,  the issuer's  experience  and managerial  expertise,  responsiveness  to changes in interest  rates and business  conditions,  debt maturity  schedules, current  and future  borrowing  requirements,  and any change in the  financial condition of an issuer and the issuer's  continuing  ability to meet its future obligations.  The Manager  also may  consider  anticipated  changes in business conditions,  levels of  interest  rates of bonds as  contrasted  with levels of cash  dividends,  industry  and regional  prospects,  the  availability  of new investment  opportunities  and the general  economic,  legislative and monetary outlook for specific industries, the nation and the world.

      |X|  Debt  Securities.   The  Fund  can  invest  in  a  variety  of  debt
securities to seek its  objective.  Foreign debt  securities are subject to the risks of foreign  securities  described below. In general,  debt securities are also subject to two  additional  types of risk:  credit risk and interest  rate risk.

        |_| Credit  Risk.  Credit risk  relates to the ability of the issuer to meet  interest  or  principal  payments or both as they become due. In general, lower-grade,  higher-yield  bonds  are  subject  to  credit  risk to a  greater extent than lower-yield, higher-quality bonds.

      The   Fund's    debt    investments    mainly    include    high   yield,
non-investment-grade   bonds   (commonly   referred   to  as   "junk   bonds").
Investment-grade  bonds are bonds  rated at least  "Baa" by  Moody's  Investors
Service,  Inc.,  ("Moody's) at least "BBB" by Standard  Poor's Rating Services
("Standard  Poor's")  or  Fitch,  Inc.  ("Fitch")  or that  have  comparable ratings by another nationally-recognized rating organization.

      In making  investments in debt  securities,  the Manager may rely to some extent on the ratings of ratings  organizations  or it may use its own research to evaluate a security's  credit-worthiness.  If  securities  the Fund buys are unrated,  they are  assigned a rating by the Manager of  comparable  quality to bonds having similar yield and risk  characteristics  within a rating  category of a rating organization.

      The  Fund  does  not  have  investment  policies   establishing  specific
maturity  ranges  for the  Fund's  investments,  and  they  may be  within  any maturity range (short,  medium or long)  depending on the Manager's  evaluation of  investment  opportunities  available  within the debt  securities  markets.
Generally,  however,  it is expected that the Fund's average portfolio maturity will be of a  longer  average  maturity.  The  Fund may  shift  its  investment focus to  securities  of longer  maturity  as  interest  rates  decline  and to securities of shorter maturity as interest rates rise.

           |_|  Interest   Rate  Risk.   Interest   rate  risk  refers  to  the
fluctuations   in  value  of  debt   securities   resulting  from  the  inverse
relationship  between  price and yield.  For  example,  an  increase in general interest  rates  will tend to reduce the market  value of  already-issued  debt investments,  and a decline in  general  interest  rates will tend to  increase their value. In addition,  debt securities with longer  maturities,  which tend to have higher  yields,  are subject to  potentially  greater  fluctuations  in
value  from   changes  in  interest   rates  than   obligations   with  shorter
maturities.

      While the changes in value of the Fund's portfolio  securities after they are  purchased  will be reflected in the net asset value of the Fund's  shares, those  changes  normally  do not  affect  the  interest  income  paid by  those securities  (unless the  security's  interest is paid at a variable rate pegged to particular  interest rate changes).  However,  those price fluctuations will be reflected in the  valuations  of the  securities,  and  therefore the Fund's net asset values will be affected by those fluctuations.

           |_| Special  Risks of  Lower-Grade  Securities.  The Fund can invest without  limit in  lower-grade  debt  securities,  and the Fund  will  normally invest  at  least  65% of its  total  assets  in these  securities  to seek the
Fund's main  objective.  Lower-grade  securities  tend to offer  higher  yields than  investment  grade  securities,  but also are subject to greater  risks of default  by  the  issuer  in  its  obligations  to pay  interest  and/or  repay principal on the maturity of the security.

      "Lower-grade"  debt securities are those rated below "investment  grade,"
which  means  they have a rating  lower  than  "Baa" by  Moody's  or lower than
"BBB" by  Standard   Poor's or  Fitch,  or  similar  ratings  by other  rating
organizations.  If they are unrated,  and are  determined  by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are  considered  part of the Fund's  portfolio of lower-grade  securities.  The
Fund can  invest  in  securities  rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade  securities are discussed below.  There is a greater  risk that the issuer may default on its  obligation to pay  interest or to repay  principal  than in the case of  investment  grade securities.  The issuer's low  creditworthiness  may increase the potential for its  insolvency.  An overall  decline  in values in the high yield bond  market is also  more  likely  during a  period  of a  general  economic  downturn.  An economic  downturn or an increase in interest rates could severely  disrupt the market for high yield  bonds,  adversely  affecting  the values of  outstanding bonds as well as the  ability of issuers to pay  interest  or repay  principal.
In the case of foreign  high yield  bonds,  these  risks are in addition to the special  risk of foreign  investing  discussed  in the  Prospectus  and in this
Statement of Additional Information.

      To the extent they can be converted  into stock,  convertible  securities may be less  subject  to some of these  risks than  non-convertible  high yield bonds,  since stock may be more liquid and less  affected by some of these risk factors.

      While  securities rated "Baa" by Moody's or "BBB" by Standard  Poor's or
Fitch  are  investment  grade  and  are  not  regarded  as  junk  bonds,  those securities  may  be  subject  to  special  risks,  and  have  some  speculative characteristics.  Definitions  of the debt security  ratings  categories of the principal  rating  organizations  are included in Appendix A to this  Statement of Additional Information.

      |X| Foreign  Securities.  The  percentage  of the Fund's assets that will be allocated to foreign  securities  will vary over time  depending on a number of  factors.  Those  factors may  include  the  relative  yields of foreign and
U.S.  securities,  the  economies  of foreign  countries,  the  condition  of a country's  financial  markets,  the interest rate climate of particular foreign countries and the  relationship  of particular  foreign  currencies to the U.S.
dollar.  The Manager  analyzes  fundamental  economic  criteria  (for  example, relative  inflation  levels  and  trends,  growth  rate  forecasts,  balance of payments  status,  and economic  policies) as well as technical  and  political data.

      The Fund can  invest  up to 100% of its  assets  in  foreign  securities.
While it currently  limits  investment in foreign  securities to 25% of its net assets,  the Fund expects from time to time to have substantial  investments in
foreign  securities.   These  primarily  will  be  debt  securities  issued  or
guaranteed  by  foreign  companies  or  governments,  including  supra-national
entities.   "Foreign   securities"   include  equity  and  debt  securities  of
companies  organized  under the laws of countries  other than the United States and debt  securities  issued or guaranteed by  governments  other than the U.S.
government  or by  foreign  supra-national  entities.  They  may be  traded  on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities  of  foreign   issuers  that  are   represented   by  American
Depository  Receipts  or that  are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are  not  considered  "foreign securities"  for the  purpose of the  Fund's  investment  allocations,  because they  are  not  subject  to  many  of the  special  considerations  and  risks, discussed below, that apply to foreign securities traded and held abroad.

      Because  the  Fund  can  purchase   securities   denominated  in  foreign
currencies,  a change in the value of such  foreign  currency  against the U.S.
dollar will  result in a change in the amount of income the Fund has  available for  distribution.  Because a portion  of the Fund's  investment  income may be received  in foreign  currencies,  the Fund will be  required  to  compute  its income in U.S.  dollars for  distribution  to  shareholders,  and therefore the
Fund  will  absorb  the  cost of  currency  fluctuations.  After  the  Fund has distributed  income,  subsequent  foreign  currency  losses  may  result in the
Fund's having  distributed  more income in a particular  fiscal period than was available  from  investment  income,  which could result in a return of capital to shareholders.

      Investing in foreign  securities offers potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They include the opportunity  to invest in foreign  issuers  that  appear to offer  high  income potential,  or in foreign  countries with economic  policies or business cycles different  from  those of the U.S.,  or to  reduce  fluctuations  in  portfolio value by taking advantage of foreign  securities  markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign  currency only in connection with the purchase or sale of foreign securities.

           |_|  Foreign  Debt  Obligations.  The debt  obligations  of  foreign governments  and  entities  may or may not be  supported  by the full faith and credit  of the  foreign  government.  The Fund  may buy  securities  issued  by
certain  "supra-national"   entities,  which  include  entities  designated  or
supported by governments to promote  economic  reconstruction  or  development, international banking  organizations and related government agencies.  Examples are  the  International  Bank  for  Reconstruction  and  Development  (commonly called the "World Bank"),  the Asian  Development  Bank and the  Inter-American
Development Bank.

      The   governmental   members  of  these   supra-national   entities   are
"stockholders"  that typically make capital  contributions and may be committed to make additional  capital  contributions if the entity is unable to repay its borrowings.  A supra-national  entity's lending  activities may be limited to a percentage  of its total  capital,  reserves  and net  income.  There can be no assurance that the  constituent  foreign  governments  will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can  invest  in U.S.  dollar-denominated  "Brady  Bonds."  These
foreign  debt   obligations  may  be  fixed-rate  par  bonds  or  floating-rate discount bonds.  They are generally  collateralized  in full as to repayment of principal at maturity by U.S.  Treasury  zero-coupon  obligations that have the same  maturity as the Brady  Bonds.  Brady Bonds can be viewed as having  three or four valuation  components:  (i) the  collateralized  repayment of principal at final  maturity;  (ii)  the  collateralized  interest  payments;  (iii)  the uncollateralized  interest payments;  and (iv) any  uncollateralized  repayment of principal at maturity.  Those  uncollateralized  amounts  constitute what is called the "residual risk."

      If  there  is a  default  on  collateralized  Brady  Bonds  resulting  in acceleration  of the payment  obligations  of the issuer,  the zero coupon U.S.
Treasury  securities  held as collateral  for the payment of principal will not be distributed to investors,  nor will those  obligations be sold to distribute the  proceeds.  The  collateral  will be held by the  collateral  agent  to the scheduled  maturity of the  defaulted  Brady Bonds.  The  defaulted  bonds will continue  to remain  outstanding,  and the face amount of the  collateral  will equal  the  principal  payments  which  would  have  then been due on the Brady
Bonds in the normal  course.  Because of the  residual  risk of Brady Bonds and the history of defaults  with  respect to  commercial  bank loans by public and private entities of countries  issuing Brady Bonds,  Brady Bonds are considered speculative investments.

           |_| Risks of Foreign  Investing.  Investments in foreign  securities may  offer  special  opportunities  for  investing  but  also  present  special additional risks and considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation  in value of foreign  investments  due to changes in currency
        rates  or  currency   control   regulations   (for  example,   currency
        blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial  reporting standards in  foreign  countries  comparable  to  those  applicable  to  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
        U.S.;
o     less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement  of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory taxation, political,  financial  or  social  instability  or  adverse  diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   Government   policies  have  discouraged   certain
investments abroad by U.S.  investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

           |_|  Special  Risks of Emerging  Markets.  Emerging  and  developing markets  abroad may also offer  special  opportunities  for  investing but have greater risks than more  developed  foreign  markets,  such as those in Europe,
Canada,  Australia,  New  Zealand and Japan.  There may be even less  liquidity in  their  securities  markets,  and  settlements  of  purchases  and  sales of securities  may be subject to  additional  delays.  They are subject to greater risks of  limitations  on the  repatriation  of income and  profits  because of currency  restrictions  imposed by local governments.  Those countries may also be subject to the risk of greater  political  and economic  instability,  which
can  greatly   affect  the   volatility   of  prices  of  securities  in  those
countries.   The  Manager  will   consider   these   factors  when   evaluating
securities in these  markets,  because the selection of those  securities  must be consistent with the Fund's investment objective.

         |_|  Risks  of  Conversion  to  Euro.  On  January  1,  1999,   eleven
countries in the European  Union adopted the euro as their  official  currency.
However,  their current  currencies (for example,  the franc, the mark, and the lira) will also continue in use until  January 1, 2002.  After that date, it is expected  that  only  the  euro  will be  used in  those  countries.  A  common
currency  is  expected  to  confer   some   benefits  in  those   markets,   by
consolidating  the  government  debt market for those  countries  and  reducing some  currency  risks and costs.  But the  conversion  to the new currency will affect the Fund  operationally  and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

      o  issuers  in  which  the  Fund  invests,  because  of  changes  in  the competitive  environment from a consolidated  currency market and greater operational  costs  from  converting  to the  new  currency.  This  might depress securities values.
      o vendors  the Fund  depends  on to carry out its  business,  such as its
      Custodian  (which  holds  the  foreign  securities  the Fund  buys),  the
      Manager  (which  must  price  the  Fund's  investments  to deal  with the conversion  to the euro) and  brokers,  foreign  markets  and  securities depositories.  If  they  are not  prepared,  there  could  be  delays  in settlements and additional costs to the Fund.
      o exchange  contracts and  derivatives  that are  outstanding  during the transition to the euro.

      The lack of currency rate  calculations  between the affected  currencies and the need to update the  Fund's  contracts  could  pose  extra  costs to the
Fund.

      The Manager has upgraded  (at its  expense) its computer and  bookkeeping systems to deal with the  conversion.  The Fund's  Custodian  has  advised  the
Manager  of its  plans  to deal  with  the  conversion,  including  how it will
update  its  record   keeping   systems  and  handle  the   redenomination   of
outstanding  foreign debt. The Fund's portfolio  managers will also monitor the effects  of the  conversion  on the  issuers  in which  the Fund  invests.  The
possible  effect  of  these  factors  on  the  Fund's   investments  cannot  be
determined  with  certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X|  U.S.   Government   Securities.   These  are  securities  issued  or
guaranteed   by  the  U.S.   Treasury   or   other   government   agencies   or
federally-chartered  corporate  entities  referred  to as  "instrumentalities."
The obligations of U.S. government agencies or  instrumentalities  in which the
Fund can invest may or may not be  guaranteed  or  supported by the "full faith and  credit" of the United  States.  "Full faith and  credit"  means  generally that the taxing  power of the U.S.  government  is  pledged  to the  payment of interest  and  repayment  of  principal  on a  security.  If a security  is not backed by the full  faith and  credit of the  United  States,  the owner of the security  must look  principally  to the  agency  issuing  the  obligation  for repayment.  The owner  might not be able to assert a claim  against  the United
States  if  the   issuing   agency  or   instrumentality   does  not  meet  its
commitment.  The Fund will invest in  securities  of U.S.  government  agencies and  instrumentalities  only if the Manager is  satisfied  that the credit risk with respect to such instrumentality is minimal.

           |_| Obligations Issued or Guaranteed by U.S.  Government Agencies or
Instrumentalities.  These  include  direct  obligations  and  mortgage  related securities  that have different  levels of credit support from the  government.
Some are  supported by the full faith and credit of the U.S.  government,  such
as   Government   National   Mortgage   Association    pass-through    mortgage
certificates  (called  "Ginnie  Maes").  Some are supported by the right of the issuer to borrow from the U.S.  Treasury under certain  circumstances,  such as
Federal  National  Mortgage  Association  bonds  ("Fannie  Maes").  Others  are supported  only by the credit of the entity that issued  them,  such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

           |_|  U.S.  Government  Mortgage  Related  Securities.  The  Fund can
invest in a variety  of  mortgage  related  securities  that are issued by U.S.
Government agencies or instrumentalities, some of which are described below.

           |_|  GNMA  (Ginnie  Mae)  Certificates.   The  Government   National
Mortgage  Association ("GNMA") is a wholly-owned  corporate  instrumentality of
the  United   States   within  the  U.S.   Department   of  Housing  and  Urban
Development.    GNMA's   principal   programs   involve   its   guarantees   of
privately-issued  securities  backed  by pools of  mortgages.  Ginnie  Maes are debt  securities  representing  an interest in one or a pool of mortgages  that are  insured  by  the  Federal  Housing  Administration  or  the  Farmers  Home
Administration or guaranteed by the Veterans Administration.

      The Ginnie  Maes in which the Fund  invests  are of the  "fully  modified
pass-through"   type.   They  provide  that  the  registered   holders  of  the
Certificates  will receive  timely  monthly  payments of the pro-rata  share of the scheduled  principal payments on the underlying  mortgages,  whether or not those  amounts are  collected by the issuers.  Amounts paid  include,  on a pro rata basis,  any  prepayment  of principal of such  mortgages and interest (net of servicing and other charges) on the aggregate  unpaid  principal  balance of the Ginnie Maes,  whether or not the interest on the  underlying  mortgages has been collected by the issuers.

      The  Ginnie  Maes  purchased  by the Fund  are  guaranteed  as to  timely payment of  principal  and  interest  by GNMA.  In giving that  guaranty,  GNMA expects  that  payments  received  by the  issuers of Ginnie Macs on account of the  mortgages  backing  the  Certificates  will  be  sufficient  to  make  the
required   payments  of  principal  of  and  interest  on  those  Ginnie  Maes.
However,  if those payments are insufficient,  the guaranty  agreements between the  issuers of the Ginnie Maes and GNMA  require the issuers to make  advances sufficient  for the  payments.  If the  issuers  fail to make  those  payments,
GNMA will do so.

      Under  federal  law,  the full faith and  credit of the United  States is pledged to the  payment of all  amounts  that may be  required to be paid under any  guaranty  issued  by GNMA as to such  mortgage  pools.  An  opinion  of an
Assistant  Attorney  General  of the United  States,  dated  December 9,  1969, states  that such  guaranties  "constitute  general  obligations  of the United
States  backed  by its full  faith and  credit."  GNMA is  empowered  to borrow from the United  States  Treasury to the extent  necessary to make any payments of principal and interest required under those guaranties.

      Ginnie  Maes are  backed by the  aggregate  indebtedness  secured  by the underlying  FHA-insured,  FMHA-insured or  VA-guaranteed  mortgages.  Except to the extent of payments  received  by the issuers on account of such  mortgages,
Ginnie  Maes do not  constitute  a  liability  of  those  issuers,  nor do they evidence  any  recourse  against  those  issuers.  Recourse  is solely  against
GNMA.  Holders of Ginnie Maes (such as the Fund) have no  security  interest in or lien on the underlying mortgages.

      Monthly  payments of principal will be made,  and additional  prepayments of  principal  may  be  made,  to  the  Fund  with  respect  to  the  mortgages underlying  the  Ginnie  Maes held by the  Fund.  All of the  mortgages  in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any  significant  premium or penalty,  at the option of the mortgagors.
While the mortgages on 1-to-4-family  dwellings  underlying certain Ginnie Maes have a stated  maturity of up to thirty (30) years,  it has been the experience of the mortgage  industry that the average life of comparable  mortgages,  as a
result  of  prepayments,   refinancing  and  payments  from  foreclosures,   is
considerably less.

      |_|  Federal  Home  Loan  Mortgage   Corporation  (FHLMC)   Certificates.
FHLMC,  a  corporate   instrumentality  of  the  United  States,  issues  FHLMC
Certificates  representing  interests in mortgage  loans.  FHLMC  guarantees to each  registered  holder of a FHLMC  Certificate  timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and

(iii) the   ultimate   collection   of  amounts   representing   the   holder's
           proportionate  interest in principal  payments on the mortgage loans in the pool  represented  by the  FHLMC  Certificate,  in each  case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are  obligations  solely of
FHLMC and are not backed by the full faith and credit of the United States.

      |_| Federal  National  Mortgage  Association  (Fannie Mae)  Certificates.
Fannie  Mae, a  federally-chartered  and  privately-owned  corporation,  issues
Fannie Mae  Certificates  which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered  holder of a Fannie Mae Certificate  that the holder will receive amounts  representing the holder's  proportionate  interest in scheduled  principal and interest payments,  and any principal  prepayments, on the  mortgage  loans  in the  pool  represented  by such  Certificate,  less servicing and guarantee  fees, and the holder's  proportionate  interest in the full principal amount of any foreclosed or other  liquidated  mortgage loan. In each case the  guarantee  applies  whether or not those  amounts  are  actually received.  The  obligations of Fannie Mae under its guarantees are  obligations solely of Fannie  Mae and are not  backed by the full  faith and  credit of the
United  States or any of its  agencies or  instrumentalities  other than Fannie
Mae.

      |X|  Preferred  Stocks.  If interest  rates rise,  the fixed  dividend on preferred  stocks  may be less  attractive,  causing  the  price  of  preferred
stocks  to  decline.   Preferred   stock  may  have   mandatory   sinking  fund
provisions,  as well as  provisions  allowing  calls  or  redemptions  prior to maturity,  which also can have a negative  impact on prices when interest rates decline.  The rights of  preferred  stock on  distribution  of a  corporation's assets in the event of a liquidation  are generally  subordinate  to the rights associated with the  corporation's  debt securities.  Preferred stock generally has a  preference  over common  stock on the  distribution  of a  corporation's assets in the event of liquidation of the corporation.

Other  Investment  Techniques and Strategies.  In seeking its  objectives,  the
Fund  may  from  time to time  use  the  types  of  investment  strategies  and
investments   described  below.  It  is  not  required  to  use  all  of  these strategies at all times, and at times may not use them.

      |X|  Asset-Backed  Securities.  Asset-backed  securities  are  fractional interests  in  pools of  assets,  typically  accounts  receivable  or  consumer loans.  They are  issued by trusts or  special-purpose  corporations.  They are similar to  mortgage-related  securities,  described below, and are backed by a pool of assets  that  consist  of  obligations  of  individual  borrowers.  The income  from  the  pool is  passed  through  to the  holders  of  participation interest  in the  pools.  The pools may offer a credit  enhancement,  such as a bank letter of credit,  to try to reduce the risks that the underlying  debtors will not pay their  obligations when due.  However,  the  enhancement,  if any, might  not be for the full par value of the  security.  If the  enhancement  is exhausted  and any  required  payments of interest or  repayments  of principal are not made,  the Fund  could  suffer  losses on its  investment  or delays in receiving payment.

      The value of an  asset-backed  security  is  affected  by  changes in the market's  perception of the asset backing the  security,  the  creditworthiness of the servicing  agent for the loan pool, the originator of the loans,  or the financial  institution  providing any credit enhancement,  and is also affected if any  credit  enhancement  has been  exhausted.  The  risks of  investing  in asset-backed  securities  are  ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security,  the
Fund would  generally have no recourse to the entity that  originated the loans in the event of default by a  borrower.  The  underlying  loans are  subject to prepayments,  which may  shorten  the  weighted  average  life of  asset-backed securities  and may lower  their  return,  in the same manner as in the case of mortgage-backed  securities and CMOs,  described below. Unlike  mortgage-backed securities,  asset-backed  securities  typically  do not have the  benefit of a security interest in the underlying collateral.

      |X|  Mortgage-Related  Securities.   Mortgage-related  securities  are  a
form  of  derivative  investment  collateralized  by  pools  of  commercial  or residential  mortgages.  Pools of mortgage  loans are  assembled as  securities for  sale to  investors  by  government  agencies  or  entities  or by  private
issuers.   These  securities  include   collateralized   mortgage   obligations
("CMOs"),  mortgage  pass-through  securities,  stripped mortgage  pass-through securities,  interests in real estate mortgage  investment  conduits ("REMICs")
and other real-estate related securities.

      Mortgage-related  securities that are issued or guaranteed by agencies or instrumentalities  of the U.S.  government have  relatively  little credit risk
(depending  on the  nature of the  issuer)  but are  subject to  interest  rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related  securities tend to  move  inversely  to  changes  in  interest  rates.  The  Fund  can buy mortgage-related  securities  that have interest  rates that move  inversely to changes in general  interest  rates,  based on a multiple of a specific  index.
Although the value of a  mortgage-related  security  may decline when  interest rates rise, the converse is not always the case.

      In periods of declining  interest rates,  mortgages are more likely to be prepaid.  Therefore,  a mortgage-related  security's  maturity can be shortened by unscheduled  prepayments on the underlying mortgages.  Therefore,  it is not possible to predict  accurately  the  security's  yield.  The principal that is returned  earlier than expected may have to be reinvested in other  investments having a lower yield than the prepaid  security.  Therefore,  these  securities may  be  less  effective  as a  means  of  "locking  in"  attractive  long-term interest  rates,  and they may have  less  potential  for  appreciation  during periods of declining  interest rates, than  conventional  bonds with comparable stated maturities.

      Prepayment  risks can lead to substantial  fluctuations in the value of a mortgage  related  security.  In turn,  this can affect the value of the Fund's shares.  If a  mortgage-related  security has been purchased at a premium,  all or part of the  premium  the Fund paid may be lost if there is a decline in the market value of the  security,  whether that results from interest rate changes
or  prepayments  on  the  underlying   mortgages.   In  the  case  of  stripped
mortgage-related  securities,  if they  experience  greater rates of prepayment than were  anticipated,  the Fund may fail to recoup its initial  investment on the security.

      During  periods  of  rapidly  rising  interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than expected  rates.  Slower prepayments  effectively may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to fluctuate more widely in response to changes in interest  rates.  If the  prepayments  on the Fund's  mortgage-related  securities were to decrease  broadly,  the Fund's effective  duration,  and therefore its  sensitivity  to interest rate changes, would increase.
      As with other debt securities,  the values of mortgage related securities may be affected by changes in the market's  perception of the  creditworthiness of the entity issuing the  securities or  guaranteeing  them.  Their values may also be affected by changes in government regulations and tax policies.

           |_|  Collateralized  Mortgage  Obligations.   CMOs  are  multi-class
bonds  that are  backed by pools of  mortgage  loans or  mortgage  pass-through certificates.  They may be collateralized by:
(1)   pass-through  certificates  issued or  guaranteed  by Ginnie Mae,  Fannie
      Mae, or Freddie Mac,
(2)   unsecuritized   mortgage   loans   insured   by   the   Federal   Housing
      Administration or guaranteed by the Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO,  referred to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity or final  distribution  date.  Principal prepayments  on the  underlying  mortgages may cause the CMO to be retired much earlier than the stated  maturity or final  distribution  date.  The  principal and interest on the  underlying  mortgages  may be allocated  among the several classes  of a series  of a CMO in  different  ways.  One or more  tranches  may have  coupon  rates that reset  periodically  at a specified  increase  over an index.  These are floating rate CMOs,  and  typically  have a cap on the coupon rate.  Inverse  floating  rate  CMOs  have a  coupon  rate  that  moves  in the reverse  direction to an applicable  index.  The coupon rate on these CMOs will increase  as general  interest  rates  decrease.  These are  usually  much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| Floating Rate and Variable Rate Obligations.   Variable          rate
obligations  can have a demand  feature  that  allows  the Fund to  tender  the obligation  to the issuer or a third  party prior to its  maturity.  The tender may be at par  value  plus  accrued  interest,  according  to the  terms of the obligations.

      The   interest   rate  on  a  floating   rate  demand  note  is  adjusted
automatically  according to a stated  prevailing  market rate, such as a bank's prime rate,  the  ninety-one  (91) day U.S.  Treasury  Bill rate, or some other standard.  The instrument's rate is adjusted  automatically  each time the base rate is  adjusted.  The  interest  rate on a variable  rate demand note is also based on a stated  prevailing  market  rate but is  adjusted  automatically  at specified  intervals.  Generally,  the  changes  in the  interest  rate on such securities  reduce the  fluctuation  in their market value.  As interest  rates decrease or increase,  the potential for capital  appreciation  or depreciation is less  than  that  for  fixed-rate  obligations  of the  same  maturity.  The
Manager may  determine  that an unrated  floating  rate or variable rate demand obligation  meets the Fund's  quality  standards by reason of being backed by a letter of credit  or  guarantee  issued  by a bank  that  meets  those  quality standards.

      Floating rate and variable rate demand notes that have a stated  maturity in excess of one (1) year may have  features  that permit the holder to recover the  principal  amount of the  underlying  security at specified  intervals not exceeding  one (1) year and upon no more than  thirty  (30) days'  notice.  The issuer  of  that  type  of  note  normally  has a  corresponding  right  in its discretion,  after a given period,  to prepay the outstanding  principal amount of the note  plus  accrued  interest.  Generally  the  issuer  must  provide  a specified number of days' notice to the holder.

      |X|  Participation  Interests.  The  Fund  can  invest  in  participation interests,  subject  to  the  Fund's  limitation  on  investments  in  illiquid investments.  A  participation  interest  is an  undivided  interest  in a loan made by the issuing  financial  institution in the  proportion  that the buyers participation  interest  bears to the total  principal  amount of the loan. Not more  than  5% of the  Fund's  net  assets  can be  invested  in  participation interests of the same  borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the  proportionate  amount of the principal and interest payments it receives.

      Participation    interests    are    primarily    dependent    upon   the
creditworthiness  of the  borrowing  corporation,  which is  obligated  to make payments  of  principal  and  interest  on the  loan.  There  is a risk  that a borrower  may have  difficulty  making  payments.  If a  borrower  fails to pay
scheduled  interest  or  principal  payments,   the  Fund  could  experience  a
reduction in its income.  The value of that  participation  interest might also decline,  which could affect the net asset value of the Fund's  shares.  If the issuing  financial  institution  fails to  perform  its  obligations  under the participation  agreement,  the Fund might incur  costs and delays in  realizing payment and suffer a loss of principal and/or interest.

      |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes  the  rate at which the Fund traded its  portfolio  securities  during its last fiscal  year.
For  example,  if a fund  sold  all of its  securities  during  the  year,  its portfolio  turnover rate would have been 100%.  The Fund's  portfolio  turnover rate  will  fluctuate  from  year to year,  and the  Fund may have a  portfolio turnover rate of more than 100% annually.

      Increased   portfolio   turnover  can  result  in  higher  brokerage  and
transaction  costs for the Fund,  which may  reduce  its  overall  performance.
Additionally,   the  realization  of  capital  gains  from  selling   portfolio
securities may result in  distributions of taxable  long-term  capital gains to shareholders,  since  the Fund  will  normally  distribute  all of its  capital gains  realized  each year,  to avoid excise  taxes under the Internal  Revenue
Code.

      |X|  "When-Issued"  and  "Delayed-Delivery"  Transactions.  The  Fund may
invest  in  securities  on a  "when-issued"  basis  and  may  purchase  or sell
securities   on   a   "delayed-delivery"   (or   "forward-commitment")   basis.
When-issued  and  delayed-delivery  are terms  that refer to  securities  whose terms and  indenture are  available  and for which a market  exists,  but which are not available for immediate delivery.

      When such  transactions  are  negotiated,  the price  (which is generally expressed  in  yield  terms)  is fixed  at the  time  the  commitment  is made.
Delivery and payment for the securities  take place at a later date  (generally
within  forty-five  (45)  days  of  the  date  the  offer  is  accepted).   The
securities are subject to change in value from market  fluctuations  during the period  until  settlement.  The value at delivery may be less than the purchase price.  For example,  changes in interest rates in a direction  other than that expected  by the  Manager  before  settlement  will  affect  the  value of such securities  and  may  cause a loss  to the  Fund.  During  the  period  between purchase  and  settlement,  no payment is made by the Fund to the issuer and no interest  accrues  to the  Fund  from the  investment  until  it  receives  the security at settlement.

      The Fund  will  engage in  when-issued  transactions  to secure  what the
Manager  considers  to be an  advantageous  price  and  yield  at the  time  of entering  into the  obligation.  When the Fund  enters  into a  when-issued  or delayed-delivery  transaction,  it relies on the other  party to  complete  the transaction.  Its  failure to do so may cause the Fund to lose the  opportunity to  obtain  the  security  at a price and yield  the  Manager  considers  to be advantageous.

      When the Fund engages in when-issued and  delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its  investment  objective  and  policies  for its  portfolio  or for  delivery pursuant to options  contracts it has entered into,  and not for the purpose of investment  leverage.  Although  the Fund will enter into  delayed-delivery  or when-issued  purchase  transactions to acquire securities,  it may dispose of a commitment  prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to dispose of its right to delivery or receive against a forward  commitment,  it may incur a gain or loss.

      At the time the Fund makes the  commitment to purchase or sell a security on a when-issued or  delayed-delivery  basis, it records the transaction on its books and  reflects  the value of the security  purchased  in  determining  the
Fund's net asset value.  In a sale  transaction,  it records the proceeds to be received.  The Fund will  identify  on its books  liquid  assets at least equal in value to the value of the Fund's  purchase  commitments  until the Fund pays for the investment.

      When issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated  changes in interest rates and  prices.  For  instance,  in periods of rising  interest  rates and falling prices,  the  Fund  might  sell  securities  in  its  portfolio  on  a  forward commitment  basis to  attempt  to limit its  exposure  to  anticipated  falling prices.  In periods  of falling  interest  rates and  rising  prices,  the Fund might sell  portfolio  securities  and purchase the same or similar  securities on a when-issued or  delayed-delivery  basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase  Agreements.  The Fund can acquire  securities  subject to
repurchase  agreements.   It  might  do  so  for  liquidity  purposes  to  meet
anticipated  redemptions  of Fund  shares,  or pending  the  investment  of the proceeds  from sales of Fund  shares,  or pending the  settlement  of portfolio securities  transactions,  or for temporary  defensive  purposes,  as described below.

      In  a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved   vendor  for  delivery  on  an
agreed-upon  future  date.  The resale price  exceeds the purchase  price by an amount that  reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved  vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers  that have been  designated as primary  dealers in government  securities.  They must meet  credit  requirements  set by the Fund's  Board of  Trustees  from time to time.

      The  majority of these  transactions  run from day to day,  and  delivery pursuant  to the  resale  typically  occurs  within  one to  five  days  of the purchase.  Repurchase  agreements  having  a  maturity  beyond  seven  days are subject to the Fund's  limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes  more than 10% of its net assets to be subject to repurchase  agreements  having a maturity  beyond seven
(7) days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to  repurchase  agreements  having  maturities  of seven (7) days or less.

      Repurchase  agreements,  considered  "loans" under the Investment Company
Act, are  collateralized  by the  underlying  security.  The Fund's  repurchase agreements  require  that at all times  while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase  price to  fully  collateralize  the  repayment  obligation.  However,  if the  vendor fails to pay the resale  price on the delivery  date,  the Fund may incur costs in  disposing  of the  collateral  and may  experience  losses  if there is any delay  in  its  ability  to do  so.  The  Manager  will  monitor  the  vendor's creditworthiness  to  confirm  that the  vendor is  financially  sound and will continuously monitor the collateral's value.

      |X|  Illiquid  and   Restricted   Securities.   Under  the  policies  and
procedures   established   by  the  Fund's  Board  of  Trustees,   the  Manager
determines  the liquidity of certain of the Fund's  investments.  To enable the
Fund to sell its holdings of a restricted  security  not  registered  under the
Securities  Act of 1933,  the Fund may  have to cause  those  securities  to be
registered.   The  expenses  of  registering   restricted   securities  may  be
negotiated  by the  Fund  with  the  issuer  at the  time  the  Fund  buys  the securities.  When the Fund must  arrange  registration  because the Fund wishes to sell the security,  a  considerable  period may elapse  between the time the decision is made to sell the security  and the time the security is  registered so that the Fund could  sell it. The Fund would bear the risks of any  downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities  through  private
placements.  Those  securities  have  contractual  restrictions on their public resale.  Those  restrictions  might limit the Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has   limitations   that  apply  to  purchases  of  restricted
securities,  as stated in the  Prospectus.  Those  percentage  restrictions  do not limit  purchases  of  restricted  securities  that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the  Securities Act of
1933,  if those  securities  have been  determined  to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take  into  account  the trading  activity for such securities and the  availability of reliable pricing information,  among other  factors.  If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's  holdings of that security may be considered to be illiquid.

      Illiquid  securities include repurchase  agreements maturing in more than seven (7) days and  participation  interests that do not have puts  exercisable within seven (7) days.

      |X| Forward Rolls.  The Fund can enter into "forward  roll"  transactions with  respect  to  mortgage-related  securities.  In this type of  transaction, the Fund  sells a  mortgage  related  security  to a buyer  and  simultaneously agrees to  repurchase  a similar  security  (the  same  type of  security,  and having the same  coupon  and  maturity)  at a later  date at a set  price.  The securities  that  are  repurchased  will  have the  same  interest  rate as the securities  that are sold,  but typically will be  collateralized  by different pools of mortgages  (with different  prepayment  histories) than the securities that  have  been  sold.  Proceeds  from  the sale are  invested  in  short-term
instruments,   such  as   repurchase   agreements.   The   income   from  those
investments,  plus the fees from the forward roll transaction,  are expected to generate  income  to the Fund in excess  of the  yield on the  securities  that have been sold.

      The Fund will only  enter  into  "covered"  rolls.  To assure  its future payment of the  purchase  price,  the Fund will  identify  on its books  liquid assets in an amount equal to the payment obligation under the roll.

      These  transactions  have risks.  During the period  between the sale and the  repurchase,  the  Fund  will  not be  entitled  to  receive  interest  and principal  payments  on the  securities  that have been  sold.  It is  possible that the market value of the  securities  the Fund sells may decline  below the price at which the Fund is obligated to repurchase securities.

      |X|  Investments  in  Other  Equity  Securities.   The  Fund  can  invest
limited  amounts  of its  assets in  securities  other  than  debt  securities, including  certain  types  of  equity  securities  of  both  foreign  and  U.S.
companies.   Those  equity  securities   include  preferred  stocks  (described
above),  common stocks,  rights and warrants,  and securities  convertible into common  stock.  Certain  equity  securities  may be selected  because  they may provide dividend income.

           |_| Convertible  Securities.  While some convertible  securities are a form of debt  security,  in some cases  their  conversion  feature  (allowing conversion  into equity  securities)  causes the Manager to regard them more as
"equity  equivalents."  In those cases the rating  assigned to the security has less impact on the Manager's  investment  decision with respect to them than in
the  case  of  non-convertible   debt  fixed  income  securities.   Convertible
securities  are subject to the credit risks and interest  rate risks  described above in "Debt Securities."

      The value of a  convertible  security  is a function  of its  "investment value"  and  its  "conversion  value."  If the  investment  value  exceeds  the conversion  value,  the security  will behave more like a debt security and the security's  price will likely  increase when  interest  rates fall and decrease when  interest  rates rise.  If the  conversion  value  exceeds the  investment value,  the security  will behave more like an equity  security.  In that case, it will likely sell at a premium over its  conversion  value and its price will tend to fluctuate directly with the price of the underlying security.

      To  determine  whether  convertible  securities  should  be  regarded  as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor,  the convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether  the  issuer  of the  convertible  securities  has  restated  its
        earnings  per  share  of  common  stock  on  a  fully   diluted   basis
        (considering  the effect of conversion of the convertible  securities),
        and
(3)   the extent to which the convertible  security may be a defensive  "equity substitute,"  providing the ability to participate in any  appreciation in the price of the issuer's common stock.

           |_|  Rights  and  Warrants.   Warrants   basically  are  options  to
purchase  equity  securities at specific  prices valid for a specific period of time.  Their  prices do not  necessarily  move  parallel  to the  prices of the underlying  securities.  Rights are similar to warrants,  but  normally  have a
short   duration   and  are   distributed   directly   by  the  issuer  to  its
shareholders.   Rights  and  warrants  have  no  voting   rights,   receive  no
dividends  and have no rights  with  respect to the assets of the  issuer.  The
Fund does not expect  that it will have  significant  investments  in  warrants and rights.

      |X|  Loans of  Portfolio  Securities.  To raise  cash  for  liquidity  or income  purposes,  the  Fund  can lend its  portfolio  securities  to  brokers, dealers  and other  types of  financial  institutions  approved  by the  Fund's
Board of  Trustees.  These  loans are limited to not more than 10% of the value of the  Fund's  net  assets.  The Fund  currently  does not intend to engage in loans of  securities,  but if it does so, such loans will not likely  exceed 5%
of the Fund's total assets.

      There are some risks in  connection  with  securities  lending.  The Fund might experience a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower  defaults.  The
Fund must receive  collateral for a loan. Under current  applicable  regulatory requirements  (which are  subject to  change),  on each  business  day the loan collateral  must be at least  equal to the value of the loaned  securities.  It must  consist  of  cash,  bank  letters  of  credit,  securities  of  the  U.S.
government or its agencies or  instrumentalities,  or other cash equivalents in which  the  Fund is  permitted  to  invest.  To be  acceptable  as  collateral, letters of credit must  obligate a bank to pay amounts  demanded by the Fund if the  demand  meets the terms of the  letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When  it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends  or interest on loaned  securities.  It also  receives one or more of
(a) negotiated  loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with  such loan collateral.  Either  type of  interest  may be shared  with the  borrower.  The
Fund may also pay reasonable  finder's,  custodian and  administrative  fees in connection  with  these  loans.  The  terms  of  the  Fund's  loans  must  meet applicable  tests under the  Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five (5)  days'  notice or in time to vote on any important matter.

      |X|  Derivatives.  The  Fund  can  invest  in  a  variety  of  derivative
investments  to  seek  income  or  for  hedging   purposes.   Some   derivative
investments  the Fund can use are the hedging  instruments  described  below in this Statement of Additional Information.

      Among   the   derivative   investments   the  Fund  can   invest  in  are
"index-linked" or "currency-linked"  notes.  Principal and/or interest payments on  index-linked  notes  depend  on the  performance  of an  underlying  index.
Currency-indexed  securities  are  typically  short-term  or  intermediate-term debt  securities.  Their  value at  maturity  or the  rates  at which  they pay income are  determined  by the change in value of the U.S.  dollar  against one or more foreign  currencies or an index.  In some cases,  these  securities may pay an amount at  maturity  based on a multiple  of the amount of the  relative currency  movements.  This type of index  security  offers  the  potential  for increased  income or  principal  payments  but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative  investments the Fund can use include "debt exchangeable for  common  stock" of an  issuer  or  "equity-linked  debt  securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common stock of the issuer  or it is  payable  in an  amount  based on the  price  of the  issuer's common stock at the time of  maturity.  Both  alternatives  present a risk that the amount  payable at maturity will be less than the  principal  amount of the debt  because the price of the  issuer's  common  stock might not be as high as the Manager  expected.  Certain  derivative  investments  the Fund can use will require the Fund to segregate  liquid  assets to enable the Fund to satisfy its obligations.

      |X| Hedging.  Although the Fund does not  anticipate the extensive use of
hedging  instruments,   the  Fund  can  use  hedging  instruments.  It  is  not
obligated  to use  them  in  seeking  its  objective.  To  attempt  to  protect against  declines in the market  value of the Fund's  portfolio,  to permit the
Fund to retain  unrealized  gains in the  value of  portfolio  securities  that have appreciated,  or to facilitate selling securities for investment  reasons, the Fund could:
      |_|    sell futures contracts,
      |_| buy puts on such futures or on securities, or
      |_| write  covered  calls on  securities  or futures.  Covered  calls may also be  used to  increase  the  Fund's  income,  but  the  Manager  does
      not expect to engage extensively in that             practice.

      The Fund can use  hedging  to  establish  a  position  in the  securities market as a temporary  substitute  for  purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase  the  securities  and then terminate  that  hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the  possibility  that its portfolio  securities would  not be fully  included  in a rise in value of the  market.  To do so the
Fund could:
      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      The Fund's  strategy of hedging  with futures and options on futures will be  incidental  to the Fund's  activities in the  underlying  cash market.  The particular  hedging  instruments  the Fund  can use are  described  below.  The
Fund  may  employ  new  hedging   instruments  and  strategies  when  they  are
developed,   if  those  investment  methods  are  consistent  with  the  Fund's
investment   objective  and  are  permissible   under  applicable   regulations
governing the Fund.

           |_|  Futures.  The  Fund  can buy and sell  futures  contracts  that relate to debt  securities  (these are referred to as "interest rate futures"),
broadly-based   securities   indices   (stock  index  futures  and  bond  index
futures),  foreign  currencies,  and  commodities.   An  interest  rate  future
obligates  the  seller  to  deliver  (and  the  purchaser  to  take)  cash or a specified  type of debt  security  to settle the  futures  transaction.  Either party could also enter into an offsetting contract to close out the position.

      A broadly-based  stock index is used as the basis for trading stock index futures.  They  may  in  some  cases  be  based  on  stocks  of  issuers  in  a particular  industry or group of  industries.  A stock index  assigns  relative values to the  securities  included  in the index and its value  fluctuates  in response to the changes in value of the  underlying  securities.  A stock index
cannot  be  purchased  or  sold  directly.   Bond  index  futures  are  similar
contracts  based on the future value of the basket of securities  that comprise the index.  These contracts  obligate the seller to deliver,  and the purchaser to take,  cash to settle the futures  transaction.  There is no  delivery  made of the  underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller  to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security  to settle the
futures  transaction.   Either  party  could  also  enter  into  an  offsetting
contract to close out the position.

      The  Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures  may be based upon  commodities  within five (5)
main commodity  groups:  (1) energy,  which  includes  crude oil,  natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs; (3)
agriculture,  which includes wheat, corn, soybeans,  cotton,  coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper,  lead, nickel, tin and zinc;  and (5)  precious  metals,  which  includes  gold,  platinum and silver.  The Fund may purchase and sell commodity  futures  contracts,  options on futures  contracts  and  options  and  futures  on  commodity  indices  with
respect  to  these  five  (5)  main   commodity   groups  and  the   individual
commodities within each group, as well as other types of commodities.

      No money is paid or  received  by the Fund on the  purchase  or sale of a future.  Upon  entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the  futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited  with the
Fund's  custodian bank in an account  registered in the futures  broker's name.
However,  the  futures  broker  can gain  access  to that  account  only  under specified  conditions.  As the  future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its  market  value, subsequent  margin  payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time  prior to  expiration  of the  future,  the Fund may elect to close out its  position by taking an opposite  position,  at which time a final determination  of  variation  margin  is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or  gain on the  future  is then realized  by the  Fund  for tax  purposes.  All  futures  transactions  (except forward  contracts) are effected  through a  clearinghouse  associated with the exchange on which the contracts are traded.

           |_|   Put  and   Call   Options.   The   Fund   can  buy  and   sell
exchange-traded  and  over-the-counter  put options  ("puts")  and call options
("calls"),  including  index options,  securities  options,  currency  options, commodities options and options on futures.

           |_|  Writing  Covered  Call  Options.  The Fund may write  (that is, sell)  covered calls on equity and debt  securities,  interest rate futures and foreign  currencies.  If the  Fund  sells a call  option,  it must be  covered.
That  means the Fund must own the  security  subject to the call while the call is  outstanding,  or,  for  calls on  futures  and  indices,  the call  must be covered  by  segregating  liquid  assets  to  enable  the Fund to  satisfy  its obligations  if the call is  exercised.  There is no limit on the amount of the
Fund's total assets may be subject to covered calls the Fund writes.

      When  the  Fund  writes  a  call  on a  security,  it  receives  cash  (a premium).  The Fund agrees to sell the  underlying  security to a purchaser  of a  corresponding  call on the same  security  during the call period at a fixed exercise price  regardless of market price changes during the call period.  The call  period is  usually  not more than nine  months.  The  exercise  price may differ  from the  market  price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security may decline during the call  period.  That risk may be offset to some  extent by the  premium the Fund receives.  If the value of the  investment  does not rise above the call price, it is likely that the call will lapse  without  being  exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives  cash (a  premium).
If the  buyer of the call  exercises  it,  the Fund  will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and  the exercise  price,  multiplied by a specific  multiple that  determines the total value  of  the  call  for  each  point  of  difference.  If  the  value  of the underlying  investment  does not rise above the call  price,  it is likely that the call will lapse  without  being  exercised.  In that  case,  the Fund would keep the cash premium .

      The Fund's  custodian  bank,  or a securities  depository  acting for the custodian,  will act as the Fund's escrow agent,  through the facilities of the
Options Clearing  Corporation  ("OCC"), as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as to  other  acceptable  escrow securities.  In that way,  no margin will be  required  for such  transactions.
OCC will release the  securities  on the  expiration  of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an  arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.  The formula  price will  generally be based on a multiple of the  premium  received  for the option,  plus the amount by which the option is  exercisable  below the market price of the  underlying  security
(that is, the option is "in the  money").  When the Fund  writes an OTC option, it  will  treat  as  illiquid  (for  purposes  of its  restriction  on  holding illiquid  securities)  the  mark-to-market  value of any OTC  option  it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the  Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then  realize  a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the  premium  received on the call the Fund  wrote is more or less than the  price of the call the Fund  purchases to  close  out the  transaction.  The  Fund may  realize  a profit  if the call expires  unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any  such  profits  are considered  short-term  capital gains for federal  income tax purposes,  as are the premiums on lapsed  calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing  purchase  transaction due to the  lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without  owning the futures  contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating  an equivalent  dollar  amount of liquid  assets as identified on the Fund's books.
The  Fund  will  segregate  additional  liquid  assets  if  the  value  of  the segregated  assets  drops  below  100%  of the  current  value  of the  future.
Because of this segregation  requirement,  in no circumstances would the Fund's receipt of an exercise  notice as to that future  require the Fund to deliver a futures  contract.  It would simply put the Fund in a short  futures  position, which is permitted by the Fund's hedging policies.

           |_|  Writing  Put  Options.  The Fund can sell put  options  on debt securities,  broadly-based  securities  indices,  futures,  or foreign currency options.  A put option on  securities  gives the  purchaser  the right to sell, and  the  writer  the  obligation  to buy,  the  underlying  investment  at the exercise  price  during the option  period.  A put  written on debt  securities must be covered by  segregated  liquid  assets and the Fund  cannot  write puts if, as a result,  more than 50% of the Fund's net assets  would be  required to be segregated to cover such put options.

      If the  Fund  writes a put,  the put must be  covered  by  liquid  assets identified  on the Fund's  books.  The premium the Fund receives from writing a put  represents  a profit,  as long as the price of the  underlying  investment remains  equal to or above the  exercise  price of the put.  However,  the Fund also  assumes the  obligation  during the option  period to buy the  underlying investment from the buyer of the put at the exercise  price,  even if the value of the investment falls below the exercise price.

      If a put the Fund has written  expires  unexercised,  the Fund realizes a gain in the amount of the  premium  less the  transaction  costs  incurred.  If the put is  exercised,  the Fund must  fulfill its  obligation  to purchase the underlying  investment at the exercise  price.  That price will usually  exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it sells  the  underlying  investment.  That loss will be equal to the sum of the  sale  price of the  underlying  investment  and the  premium received  minus the sum of the  exercise  price and any  transaction  costs the
Fund incurred.

      When writing a put option on a security,  to secure its obligation to pay for the  underlying  security  the Fund will  deposit in escrow  liquid  assets with a value  equal to or greater  than the  exercise  price of the  underlying securities.  The Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer  continues,  it may be assigned  an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require  the Fund to take  delivery of the  underlying security  and pay the  exercise  price.  The Fund has no  control  over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the  termination  of its obligation as the  writer of the put.  That  obligation  terminates  upon  expiration  of the put. It may also  terminate  if,  before it receives  an exercise  notice,  the
Fund effects a closing  purchase  transaction  by  purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an  exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing  purchase  transaction to realize a profit  on an  outstanding  put  option  it has  written  or to  prevent  the underlying  security from being put.  Effecting a closing purchase  transaction will also permit the Fund to write  another put option on the  security,  or to sell the  security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss  from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more  than the premium  received  from  writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for Federal tax  purposes,  and when distributed by the Fund, are taxable as ordinary income.

           |_|  Purchasing  Calls  and  Puts.  The Fund can  purchase  puts and calls on debt  securities,  foreign  currencies or futures.  When the Fund buys a call  (other  than in a closing  purchase  transaction),  it pays a  premium.
The Fund then has the right to buy the underlying  investment  from a seller of a corresponding  call on the same investment  during the call period at a fixed exercise price.

      The Fund  benefits  only if it sells the call at a profit  or if,  during the call period,  the market price of the  underlying  investment  is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund  exercises  the call.  If the Fund does not exercise the call or sell it (whether  or not at a profit),  the call will  become  worthless  at its  expiration  date.  In that case the Fund will  have paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it owns the  underlying  investment.
When the Fund  purchases  a put,  it pays a premium  and,  except as to puts on indices,  has the right to sell the underlying  investment to a seller of a put on a  corresponding  investment  during  the put  period  at a  fixed  exercise price.

      Buying a put on an investment  the Fund does not own (such as an index or a future)  permits the Fund  either to resell the put or to buy the  underlying investment  and sell it at the  exercise  price.  The  resale  price  will vary inversely  to the price of the  underlying  investment.  If the market price of the  underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on  securities  or futures the Fund owns enables the Fund to attempt  to  protect  itself  during  the put  period  against a decline in the value of the  underlying  investment  below the  exercise  price by selling the underlying  investment  at the  exercise  price to a seller of a  corresponding put.  If the market  price of the  underlying  investment  is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the  premium  but lost the right to sell the  underlying  investment.
However,  the Fund may sell the put prior to its  expiration.  That sale may or may not be at a profit.

      When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the  underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the  index in question  (and thus on price  movements  in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase,  the value of all call and put  options  held by the Fund will not  exceed  5% of the  Fund's total assets.

|_|   Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and
        sell calls|_|      and puts on foreign  currencies.  They  include puts
and  calls  that  trade  on a  securities  or  commodities  exchange  or in the over-the-counter  markets  or are  quoted by major  recognized  dealers in such options.  The Fund  could use these  calls and puts to try to  protect  against declines  in the  dollar  value of  foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value  of a  foreign currency in which  securities  to be acquired are  denominated,  the  increased cost of  those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates  a decline in the dollar value of a foreign  currency,  the decline in the dollar value of portfolio  securities  denominated in that currency  might be partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the
currency  rates  could   fluctuate  in  a  direction   adverse  to  the  Fund's
position.  The Fund  will  then  have  incurred  option  premium  payments  and transaction costs without a corresponding benefit.

      A call the Fund  writes on a foreign  currency is  "covered"  if the Fund owns the  underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign  currency  without  additional cash consideration  (or it can do so for  additional  cash  consideration  held in a segregated  account by its  custodian  bank) upon  conversion  or  exchange  of other foreign currency held in its portfolio.
      The Fund  could  write a call on a foreign  currency  to  provide a hedge against a decline in the U.S.  dollar  value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in  the  currency underlying  the  option.  That  decline  might  be one  that  occurs  due to an
expected   adverse   change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy.  In those circumstances,  the Fund covers the option by maintaining  cash, U.S.  government  securities or other liquid,  high grade debt  securities in an amount equal to the exercise  price of the option,  in a segregated account with the Fund's custodian bank.

           |_| Risks of Hedging with  Options and  Futures.  The use of hedging instruments  requires  special  skills and knowledge of  investment  techniques that are different than what is required for normal  portfolio  management.  If the  Manager  uses a  hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging  strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and  options positions were not correlated with its other investments.

      The Fund's option  activities  could affect its  portfolio  turnover rate and  brokerage  commissions.  The  exercise of calls  written by the Fund might cause  the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover  rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing  portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the  Fund's  control, holding  a put  might  cause  the  Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund  could pay a  brokerage  commission  each time it buys a call or put,  sells a call  or  put,  or buys or  sells  an  underlying  investment  in connection  with the  exercise  of a call or put.  Those  commissions  could be higher on a relative basis than the commissions  for direct  purchases or sales of  the  underlying  investments.  Premiums  paid  for  options  are  small  in relation  to the  market  value of the  underlying  investments.  Consequently, put and call options offer large amounts of leverage.  The leverage  offered by trading  in options  could  result in the  Fund's  net asset  value  being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment  that has  increased in value,  the Fund will be required to sell the  investment  at the call  price.  It will not be able to realize  any profit if the  investment has increased in value above the call price.

      An option  position  may be  closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no  assurance that a liquid  secondary  market  will  exist for any  particular  option.  The
Fund might  experience  losses if it could not close out a position  because of an illiquid market for the future or option.

      There is a risk in using short  hedging by selling  futures or purchasing puts on  broadly-based  indices  or  futures  to  attempt  to  protect  against declines  in the value of the  Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will  correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For  example, it is  possible  that while the Fund has used  hedging  instruments  in a short hedge,  the  market may  advance  and the value of the  securities  held in the
Fund's  portfolio  might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also  experience a decline in the value of its portfolio  securities.  However,  while  this  could  occur  for a  very  brief period  or to a very  small  degree,  over  time  the  value  of a  diversified portfolio  of  securities  will  tend  to  move in the  same  direction  as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition  of the
Fund's  portfolio  diverges  from the  securities  included  in the  applicable index.  To compensate  for the imperfect  correlation of movements in the price of the  portfolio  securities  being  hedged and  movements in the price of the hedging  instruments,  the Fund  might  use  hedging  instruments  in a greater dollar  amount than the dollar  amount of portfolio  securities  being  hedged.
It might do so if the  historical  volatility  of the  prices of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of  the applicable index.

      The ordinary  spreads  between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those  markets.
First,  all  participants  in the futures  market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional  margin deposit
requirements,   investors  may  close  futures  contracts  through   offsetting
transactions which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends on participants  entering  into  offsetting  transactions  rather  than  making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced,  thus  producing  distortion.
Third, from the point of view of speculators,  the deposit  requirements in the futures  market are less onerous  than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators  in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position  in the securities  markets as a temporary  substitute  for the purchase of  individual securities  (long  hedging) by buying  futures  and/or  calls on such  futures, broadly-based  indices  or on  securities.  It is  possible  that when the Fund does so the market  might  decline.  If the Fund then  concludes  not to invest in  securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the  hedging  instruments that is not offset by a reduction in the price of the securities purchased.

           |_|  Forward  Contracts.  Forward  contracts  are  foreign  currency exchange  contracts.  They are used to buy or sell foreign  currency for future delivery  at a fixed  price.  The  Fund  can use  them to  "lock  in" the  U.S.
dollar  price of a security  denominated  in a foreign  currency  that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative  values of the U.S.  dollar and a foreign  currency.  The Fund  limits its exposure in foreign  currency  exchange  contracts in a particular  foreign currency  to the  amount  of its  assets  denominated  in  that  currency  or a closely-correlated  currency.  The Fund can also use "cross-hedging"  where the
Fund hedges  against  changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and  another party  agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number  of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is  entered into. These contracts are traded in the inter-bank  market  conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against  uncertainty in the level  of  future  exchange  rates.  The  use of  forward  contracts  does  not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or  intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of  loss  from a decline  in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When  the Fund  enters  into a  contract  for the  purchase  or sale of a security  denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might  desire to "lock-in"
the U.S.  dollar price of the  security or the U.S.  dollar  equivalent  of the dividend  payments.  To do so,  the Fund could  enter  into a forward  contract for the  purchase  or sale of the amount of foreign  currency  involved  in the underlying  transaction,  in a fixed  amount  of U.S.  dollars  per unit of the foreign  currency.  This is  called  a  "transaction  hedge."  The  transaction hedge  will  protect  the Fund  against  a loss from an  adverse  change in the currency  exchange  rates  during  the  period  between  the date on which  the security  is  purchased  or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund  could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a  "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer  a  substantial  decline against  the U.S.  dollar,  could  enter  into a  forward  contract  to sell an amount of that foreign currency  approximating  the value of some or all of the
Fund's  portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S.  dollar might suffer a substantial  decline against a  foreign  currency,  it  could  enter  into a  forward  contract  to buy that foreign  currency  for a fixed  dollar  amount.  Alternatively,  the Fund could enter  into a forward  contract  to sell a  different  foreign  currency  for a fixed U.S.  dollar amount if the Fund  believes  that the U.S.  dollar value of the foreign  currency to be sold  pursuant  to its forward  contract  will fall whenever  there is a decline in the U.S.  dollar value of the currency in which portfolio  securities  of the Fund are  denominated.  That is  referred to as a
"cross hedge."

      The Fund will cover its short  positions in these cases by identifying on its books  assets  having a value equal to the  aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not enter  into  forward contracts or maintain a net exposure to such contracts if the  consummation  of the  contracts  would  obligate  the  Fund to  deliver  an  amount  of  foreign currency  in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in that  currency or another  currency that is the subject of the hedge.

      However,  to avoid excess  transactions  and transaction  costs, the Fund may  maintain a net  exposure  to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or  other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid  securities  denominated in any  currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund  may  purchase  a call  option permitting  the Fund to purchase  the amount of foreign  currency  being hedged by a forward  sale  contract  at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign  currency  subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching  of the amounts  under  forward  contracts  and the value of the securities  involved  generally  will not be possible  because the future value of securities  denominated in foreign  currencies will change as a consequence  of market  movements  between  the date the  forward  contract  is entered  into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and  deliver  foreign  currency  to settle the  original purchase  obligation.  If the  market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated  to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is,  cash)
market to settle  the  security  trade.  If the  market  value of the  security instead  exceeds  the  amount of  foreign  currency  the Fund is  obligated  to deliver  to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received  upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection  of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging  strategy is
highly   uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will  not be  accurately  predicted,  causing  the Fund to sustain  losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward   contracts  in  this  manner  might  reduce  the  Fund's
performance  if  there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the  maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a  portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative  the Fund might retain the  security  and  offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that  contract the Fund will obtain,  on the same maturity  date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward  contract requiring  it to  purchase  a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount  of the same  currency  on the maturity  date of the first  contract.  The Fund  would  realize a gain or loss as a result of entering into such an offsetting  forward  contract under either circumstance.  The  gain or  loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between  the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The  costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the  contract  period and the market  conditions  then  prevailing.  Because  forward  contracts  are usually  entered into on a principal  basis,  no brokerage  fees or commissions are  involved.  Because  these  contracts  are not traded on an  exchange,  the
Fund must evaluate the credit and performance  risk of the  counterparty  under each forward contract.

      Although  the Fund values its assets daily in terms of U.S.  dollars,  it does not  intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert  foreign  currency from time to time,  and will  incur  costs in doing  so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize  a profit  based on the  difference  between  the  prices  at  which  they  buy  and  sell  various currencies.  Thus,  a dealer  might  offer to sell a  foreign  currency  to the
Fund at one  rate,  while  offering  a  lesser  rate of  exchange  if the  Fund desires to resell that currency to the dealer.

           |_|  Interest  Rate  Swap  Transactions.  The  Fund can  enter  into interest  rate  swap  agreements.  In an  interest  rate  swap,  the  Fund  and another  party  exchange  their  right to  receive or their  obligation  to pay interest  on a  security.  For  example,  they  might swap the right to receive floating  rate  payments  for fixed  rate  payments.  The Fund can  enter  into swaps  only on  securities  that it owns.  The Fund will not enter  into  swaps with  respect  to more  than 25% of its  total  assets.  Also,  the  Fund  will segregate liquid assets (such as cash or U.S.  government  securities) to cover any  amounts it could owe under  swaps that  exceed the  amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap  agreements  entail both interest  rate risk and credit risk.  There is a risk  that,  based on  movements  of  interest  rates in the  future,  the payments  made by the Fund  under a swap  agreement  will be  greater  than the payments  it  received.  Credit  risk  arises  from  the  possibility  that the counterparty  will  default.  If the  counterparty  defaults,  the Fund's  loss will consist of the net amount of contractual  interest  payments that the Fund has  not yet  received.  The  Manager  will  monitor  the  creditworthiness  of counterparties  to the Fund's  interest  rate swap  transactions  on an ongoing basis.

      The Fund can enter into swap  transactions  with  certain  counterparties pursuant to master  netting  agreements.  A master netting  agreement  provides that all swaps done  between the Fund and that  counterparty  shall be regarded as parts of an  integral  agreement.  If amounts  are  payable on a  particular date in the same  currency  in  respect of one or more swap  transactions,  the amount  payable  on that  date in that  currency  shall be the net  amount.  In addition,  the master netting  agreement may provide that if one party defaults generally  or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under  these  agreements,  if a default  results in a loss to one party,  the measure of that party's  damages is  calculated by reference to the average  cost of a  replacement  swap for each swap.  It is measured by the mark-to-market  value at the time of the  termination  of each swap.  The gains and losses on all swaps are then netted,  and the result is the  counterparty's gain or loss on  termination.  The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

           |_| Regulatory  Aspects of Hedging  Instruments.  When using futures and  options  on  futures,  the Fund is  required  to  operate  within  certain guidelines and  restrictions  with respect to the use of futures as established by the  Commodities  Futures Trading  Commission  (the "CFTC").  In particular, the Fund is  exempted  from  registration  with the CFTC as a  "commodity  pool operator" if the Fund  complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's  assets  that may be used for futures  margin and related  options  premiums  for a bona fide hedging  position.  However,  under the Rule, the Fund must limit its aggregate initial  futures  margin and  related  options  premiums to not more than 5% of the Fund's  net assets for  hedging  strategies  that are not  considered  bona fide hedging  strategies under the Rule. Under the Rule, the Fund must also use short  futures and  options on futures  solely for bona fide  hedging  purposes within the meaning and intent of the  applicable  provisions  of the  Commodity
Exchange Act.

      Transactions   in  options  by  the  Fund  are  subject  to   limitations
established  by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a  single  investor  or group of investors  acting in concert.  Those  limits  apply  regardless  of whether the options were  written or  purchased  on the same or different  exchanges or are held in one or more  accounts or through  one or more  different  exchanges  or through  one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected  by options  written or held by other  entities, including other  investment  companies  having the same adviser as the Fund (or an adviser that is an  affiliate of the Fund's  adviser).  The  exchanges  also impose  position  limits on futures  transactions.  An  exchange  may order the liquidation  of  positions  found to be in  violation  of those  limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund  purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments  in an amount  equal to the market  value of the  securities  underlying  the  future, less the margin deposit applicable to it.

           |_| Tax  Aspects of Certain  Hedging  Instruments.  Certain  foreign currency  exchange  contracts  in which  the Fund may  invest  are  treated  as
"Section 1256  contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as  60%
long-term  and  40%  short-term   capital  gains  or  losses  under  the  Code.
However,  foreign  currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary  income or loss.
In  addition,  Section  1256  contracts  held  by the  Fund  at the end of each taxable  year  are  "marked-to-market,"  and  unrealized  gains or  losses  are
treated  as  though  they  were   realized.   These   contracts   also  may  be
marked-to-market  for  purposes of  determining  the excise tax  applicable  to
investment   company   distributions   and  for  other   purposes  under  rules
prescribed  pursuant to the Internal  Revenue  Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

      Certain forward  contracts the Fund enters into may result in "straddles"
for Federal  income tax purposes.  The straddle  rules may affect the character
and  timing  of  gains  (or  losses)   recognized   by  the  Fund  on  straddle
positions.  Generally,  a loss  sustained  on  the  disposition  of a  position making up a straddle is allowed  only to the extent  that the loss  exceeds any
unrecognized  gain  in  the  offsetting   positions  making  up  the  straddle.
Disallowed  loss  is  generally   allowed  at  the  point  where  there  is  no
unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses  are treated as ordinary income or loss:

      (1)  gains or losses  attributable to fluctuations in exchange rates that occur between the time the Fund accrues  interest or other  receivables or  accrues  expenses  or other  liabilities  denominated  in a foreign currency and the time the Fund actually  collects such  receivables  or pays such liabilities, and
(2)   gains or losses  attributable  to  fluctuations in the value of a foreign
        currency   between  the  date  of   acquisition   of  a  debt  security
        denominated  in  a  foreign   currency  or  foreign   currency  forward
        contracts and the date of disposition.

      Currency  gains and losses are offset  against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss  under the
Internal  Revenue  Code for that trade,  which may  increase  or  decrease  the amount of the  Fund's  investment  income  available  for  distribution  to its shareholders.

      |X|  Temporary   Defensive   Investments.   When  market  conditions  are
unstable,  or the  Manager  believes  it is  otherwise  appropriate  to  reduce holdings  in stocks,  the Fund can invest in a variety of debt  securities  for
defensive   purposes.   The  Fund  can  also  purchase  these   securities  for
liquidity  purposes to meet cash needs due to the  redemption  of Fund  shares, or to hold  while  waiting  reinvest  cash  received  from  the  sale of  other portfolio  securities.  The Fund's temporary defensive  investments can include
the   following    short-term    (maturing   in   one   (1)   year   or   less)
dollar-denominated debt obligations:
|_|   obligations  issued  or  guaranteed  by  the  U.  S.  government  or  its instrumentalities or agencies,
|_|   commercial paper  (short-term,  unsecured  promissory notes) rated in the highest rating category by an established rating organization,
|_|   debt obligations of domestic or foreign  corporate issuers rated "Baa" or higher by Moody's or "BBB" or higher by Standard  Poor's,
|_|   certificates   of  deposit  and  bankers'   acceptances  and  other  bank
         obligations, and
|_|   repurchase agreements.

      Short-term  debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can  normally be disposed of quickly, are not generally  subject to significant  fluctuations  in principal value and their value will be less subject to interest  rate risk than  longer-term  debt securities.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies  that the Fund has  adopted  to  govern  its  investments  that can be changed  only by the vote of a  "majority"  of the  Fund's  outstanding  voting securities.  Under the  Investment  Company Act, a  "majority"  vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|  more than 50% of the outstanding shares.

      The  Fund's  investment   objectives  are  a  fundamental  policy.  Other
policies   described  in  the   Prospectus  or  this  Statement  of  Additional
Information  are  "fundamental"  only if  they  are  identified  as  such.  The
Fund's  Board  of  Trustees  can  change   non-fundamental   policies   without
shareholder  approval.  However,  significant  changes to  investment  policies will  be  described  in  supplements  or  updates  to the  Prospectus  or  this
Statement  of  Additional   Information,   as  appropriate.   The  Fund's  most
significant investment policies are described in the Prospectus.

      |X| Does the Fund Have  Additional  Fundamental  Policies?  The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund  cannot  buy  securities  issued  or  guaranteed  by any one issuer if more than 5% of its total assets would be invested in  securities  of that  issuer  or if it would  then own more  than 10% of that  issuer's  voting securities.  That  restriction  applies to 75% of the Fund's total assets.  The limit  does not apply to  securities  issued by the U.S.  government  or any of
its  agencies  or   instrumentalities   or  securities   of  other   investment
companies.

      |_| The Fund  cannot  invest  25% or more of its total  assets in any one industry.  That  limit does not apply to  securities  issued or  guaranteed  by
the  U.S.  government  or  its  agencies  and  instrumentalities.   Under  this
policy,  utilities  are divided  into  "industries"  according  to the services they  provide  (for  example,  gas, gas  transmission,  electric and  telephone utilities will be considered to be in separate industries).
      |_| The Fund  cannot  borrow  money in excess of  33-1/3% of the value of its  total  assets.  The Fund may only  borrow  from  banks  and/or  affiliated investment  companies.  The Fund  cannot make any  investment  at a time during which its borrowings exceed 5% of the value of its assets.

      |_|  The  Fund   cannot  make  loans   except  (a)  through   lending  of
securities,  (b) through the purchase of debt instruments or similar  evidences
of  indebtedness,   (c)  through  an  inter-fund  lending  program  with  other affiliated funds, and (d) through repurchase agreements.

      |_| The  Fund  cannot  invest  in real  estate.  However,  the  Fund  can purchase  debt  securities  secured by real estate or interests in real estate, or issued by companies,  including real estate investment  trusts,  that invest in real estate or interests in real estate.

      |_| The  Fund  cannot  invest  in  commodities  or  commodity  contracts.
However,  the Fund may buy and sell any of the  hedging  instruments  permitted by its other  investment  policies,  whether or not the hedging  instrument  is considered a commodity or commodity contract.

      |_| The Fund cannot  underwrite  securities  issued by other  persons.  A permitted  exception  is in case it is  deemed to be an  underwriter  under the
Securities  Act  of  1933  when  reselling  any  securities  held  in  its  own portfolio.

      |_| The  Fund  cannot  issue  "senior  securities",  but  this  does  not prohibit  certain  investment  activities  for  which  assets  of the  Fund are designated as  segregated,  or margin,  collateral or escrow  arrangements  are established,  to cover the related  obligations.  Examples of those  activities include
borrowing  money,   reverse   repurchase   agreements,   delayed-delivery   and
when-issued arrangements for portfolio securities  transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only at the time the Fund makes an  investment.  The Fund need not sell  securities  to meet  the  percentage  limits  if the  value  of the  investment  increases  in proportion to the size of the Fund.

      For purposes of the Fund's  policy not to  concentrate  its  investments, the Fund has adopted the  industry  classifications  set forth in Appendix B to this Statement of Additional Information.  That is not a fundamental policy.

How the Fund is Managed

Organization  and  History.  The Fund is an  open-end,  diversified  management
investment   company  with  an  unlimited   number  of  authorized   shares  of
beneficial  interest.  The Fund was  originally  incorporated  in  Maryland  in
1978 but was reorganized as a Massachusetts business trust in 1986.

      The Fund is governed by a Board of  Trustees,  which is  responsible  for
protecting  the  interests  of  shareholders   under   Massachusetts  law.  The
Trustees  meet   periodically   throughout  the  year  to  oversee  the  Fund's
activities, review its performance, and review the actions of the Manager.

      |X|  Classes  of Shares.  The Board of  Trustees  has the power,  without shareholder  approval,  to divide  unissued  shares of the Fund into two (2) or more  classes.  The  Board  has done so,  and the Fund  currently  has five (5)
classes  of  shares:  Class A,  Class  B,  Class  C,  Class N and  Class Y. All
classes invest in the same  investment  portfolio.  Only  retirement  plans may purchase  Class N shares.  Only certain  institutional  investors  may elect to purchase Class Y shares.  Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate  voting rights on matters in which interests of one (1)
      class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable,  and each share of each class has one (1)
vote at shareholder  meetings,  with fractional shares voting proportionally on matters  submitted  to the  vote  of  shareholders.  Each  share  of  the  Fund represents  an interest in the Fund  proportionately  equal to the  interest of each other share of the same class.

      The Trustees are  authorized  to create new series and classes of shares.
The  Trustees  may  reclassify  unissued  shares  of the Fund  into  additional series or classes  of  shares.  The  Trustees  also may  divide or combine  the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate  beneficial  interest of a shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive  or  subscription  rights.
Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of  Shareholders.  As a Massachusetts  business  trust,  the
Fund is not  required  to hold,  and does  not  plan to  hold,  regular  annual meetings of  shareholders.  The Fund will hold  meetings when required to do so by the  Investment  Company  Act or other  applicable  law.  It will also do so when a  shareholder  meeting is called by the  Trustees or upon proper  request of the shareholders.

      Shareholders  have the right,  upon the declaration in writing or vote of two-thirds  of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a  meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10%  of its outstanding  shares.  If the Trustees  receive a request from at least ten (10)
shareholders  stating that they wish to communicate with other  shareholders to request a meeting to remove a Trustee,  the Trustees  will then either make the
Fund's   shareholder   list   available  to  the   applicants   or  mail  their
communication  to all  other  shareholders  at  the  applicants'  expense.  The shareholders  making the request must have been  shareholders  for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or  more or constituting at least 1% of the Fund's outstanding  shares,  whichever is less.
The  Trustees  may also  take  other  action  as  permitted  by the  Investment
Company Act.

      |X| Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability for the
Fund's  obligations.  It also provides for indemnification and reimbursement of expenses  out of the  Fund's  property  for  any  shareholder  held  personally liable for its  obligations.  The  Declaration  of Trust also  states that upon request,  the Fund  shall  assume  the  defense  of any  claim  made  against a shareholder  for any act or  obligation  of the  Fund  and  shall  satisfy  any
judgment  on  that  claim.   Massachusetts  law  permits  a  shareholder  of  a
business trust (such as the Fund) to be held  personally  liable as a "partner"
under certain  circumstances.  However,  the risk that a Fund  shareholder will incur  financial  loss from being  held  liable as a  "partner"  of the Fund is limited  to the  relatively  remote  circumstances  in which the Fund  would be unable to meet its obligations.

      The Fund's contractual  arrangements state that any person doing business with the Fund (and each  shareholder of the Fund) agrees under its  Declaration of Trust to look  solely  to the  assets  of the Fund for  satisfaction  of any
claim  or  demand  that  may  arise  out  of  any   dealings   with  the  Fund.
Additionally,  the  Trustees  shall  have no  personal  liability  to any  such person, to the extent permitted by law.

Trustees  and  Officers  of the Fund.  The Fund's  Trustees  and  officers  and their  principal  occupations  and business  affiliations  during the past five years  are  listed  below.  Trustees  denoted  with an  asterisk  (*) below are deemed to be  "interested  persons"  of the Fund under the  Investment  Company
Act.  All of the  Trustees are also  trustees,  directors  or managing  general partners of the following Denver-based Oppenheimer funds1:

Oppenheimer Cash Reserves        Oppenheimer Select Managers
                                 Oppenheimer  Senior  Floating Rate
Oppenheimer Champion Income Fund Fund
Oppenheimer Capital Income Fund  Oppenheimer Strategic Income Fund
                                 Oppenheimer   Total  Return  Fund,
Oppenheimer High Yield Fund      Inc.
Oppenheimer  International  Bond
Fund                             Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds      Panorama Series Fund, Inc.
Oppenheimer         Limited-Term
Government Fund                  Centennial America Fund, L. P.
Oppenheimer  Main Street  Funds, Centennial  California  Tax Exempt
Inc.                             Trust
Oppenheimer      Main     Street
Opportunity Fund                 Centennial Government Trust
Oppenheimer  Main  Street  Small
Cap Fund                         Centennial Money Market Trust
                                 Centennial  New  York  Tax  Exempt
Oppenheimer Municipal Fund       Trust
Oppenheimer Real Asset Fund      Centennial Tax Exempt Trust

    Ms. Macaskill and Messrs. Swain, Bishop, Donohue,  Farrar, Wixted and Zack,
who are  officers  of the Fund,  respectively  hold the same  offices  with the other  Denver-based  Oppenheimer funds. As of October 1, 2000, the Trustees and officers  of the Fund as a group owned less than 1% of the  outstanding  shares of the Fund.  The foregoing  statement  does not reflect  shares held of record by an employee  benefit  plan for  employees  of the Manager  other than shares beneficially  owned under that plan by the  officers of the Fund listed  below.
Ms. Macaskill and Mr. Donohue are trustees of that plan.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 66.
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988);  formerly  President and a director of Centennial  Asset  Management  Corporation,  an investment  adviser subsidiary  of the Manager and Chairman of the Board of  Shareholder  Services,
Inc., a transfer agent subsidiary of the Manager.

Bridget  A.  Macaskill*,  President  and  Trustee  Chairman  of  the  Board  of
Trustees and President Age: 51.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000),  Chief Executive  Officer (since  September 1995)
and  a  director  (since  December  1994)  of  the  Manager;  President  (since
September   1995)  and  a  director   (since   October  1990)  of   Oppenheimer
Acquisition  Corp.,  the Manager's  parent holding  company;  President,  Chief
Executive   Officer  and  a  director   (since   March  2000)  of  OFI  Private
Investments,  Inc., an investment adviser  subsidiary of the Manager;  Chairman
and  a  director  of  Shareholder  Services,   Inc.  (since  August  1994)  and
Shareholder  Financial  Services,  Inc. (since September 1995),  transfer agent subsidiaries of the Manager;  President  (since  September 1995) and a director
(since  November 1989) of  Oppenheimer  Partnership  Holdings,  Inc., a holding company  subsidiary  of the Manager;  President and a director  (since  October
1997) of  OppenheimerFunds  International  Ltd.,  an offshore  fund  management subsidiary of the Manager and of Oppenheimer  Millennium  Funds plc; a director
of  HarbourView  Asset  Management   Corporation   (since  July  1991)  and  of
Oppenheimer Real Asset Management,  Inc. (since July 1996),  investment adviser
subsidiaries   of   the   Manager;   a   director   (since   April   2000)   of
OppenheimerFunds  Legacy  Program,  a charitable  trust program  established by the  Manager;  a  director  of  Prudential  Corporation  plc (a U.K.  financial
service  company);   President  and  a  trustee  of  other  Oppenheimer  funds;
formerly President of the Manager (June 1991 - August 2000).

William L. Armstrong, Trustee, Age: 63.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following  private  mortgage  banking  companies:  Cherry Creek
Mortgage  Company  (since  1991),  Centennial  State  Mortgage  Company  (since
1994),  The  El  Paso  Mortgage  Company  (since  1993),   Transland  Financial
Services,  Inc. (since 1997),  and Ambassador Media  Corporation  (since 1984);
Chairman  of the  following  private  companies:  Frontier  Real  Estate,  Inc.
(residential  real  estate  brokerage)  (since  1994),  Frontier  Title  (title
insurance  agency)  (since  1995)  and  Great  Frontier  Insurance   (insurance
agency)  (since 1995);  Director of the  following  public  companies:  Storage
Technology  Corporation (computer equipment company) (since 1991),  Helmerich
Payne,   Inc.  (oil  and  gas   drilling/production   company)   (since  1992),
UNUMProvident  (insurance  company)  (since  1991);  formerly  Director  of the following public  companies:  International  Family  Entertainment  (television channel)  (1991 - 1997)  and  Natec  Resources,  Inc.  (air  pollution  control equipment and services company) (1991 - 1995).

Robert G. Avis*, Trustee, Age: 69.
One North Jefferson Ave., St. Louis, Missouri 63103
Director and  President  of A.G.  Edwards  Capital,  Inc.  (General  Partner of
private  equity funds),  formerly,  until March 2000,  Chairman,  President and
Chief Executive Officer of A.G. Edwards Capital,  Inc.;  formerly,  until March
1999,  Vice  Chairman  and Director of A.G.  Edwards and Vice  Chairman of A.G.
Edwards  Sons,  Inc. (its  brokerage  company  subsidiary);  until March 1999,
Chairman  of  A.G.   Edwards   Trust  Company  and  A.G.E.   Asset   Management
(investment  advisor);  until March 2000, a Director of A.G. Edwards  Sons and
A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 64.
9224 Bauer Ct., Lone Tree, Colorado 80124
Formerly  (until April 1999) Mr.  Bowen held the  following  positions:  Senior
Vice President  (since  September 1987) and Treasurer (since March 1985) of the
Manager;  Vice President  (since June 1983) and Treasurer (since March 1985) of the  Distributor;  Vice  President  (since  October 1989) and Treasurer  (since
April  1986)  of  HarbourView   Asset  Management   Corporation;   Senior  Vice
President  (since  February  1992),   Treasurer  (since  July  1991)  Assistant
Secretary and a director (since December 1991) of Centennial  Asset  Management
Corporation;   President,  Treasurer  and  a  director  of  Centennial  Capital
Corporation  (since June 1989);  Vice  President  and  Treasurer  (since August
1978) and Secretary  (since April 1981) of  Shareholder  Services,  Inc.;  Vice
President,  Treasurer and Secretary of  Shareholder  Financial  Services,  Inc.
(since November 1989);  Assistant  Treasurer of Oppenheimer  Acquisition  Corp.
(since  March  1998);  Treasurer  of  Oppenheimer  Partnership  Holdings,  Inc.
(since November 1989);  Vice President and Treasurer of Oppenheimer  Real Asset
Management,   Inc.   (since   July   1996);   Treasurer   of   OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 62.
Spring Valley Road, Morristown, New Jersey 07960
Formerly  (from  1974-1999)  a  partner  with  PricewaterhouseCoopers  LLC  (an
accounting  firm)  and  Chairman,   Price  Waterhouse  LLP  Global   Investment
Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 58.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly  (until  October  1990)  Chairman  and  a  director  of  the  Manager,
President  and a director  of  Oppenheimer  Acquisition  Corp.,  the  Manager's
parent  holding  company,  and  Shareholder  Services,   Inc.  and  Shareholder
Financial Services, Inc.

Sam Freedman, Trustee, Age: 59.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly  (until  October  1994)  Chairman  and  Chief  Executive   Officer  of
OppenheimerFunds  Services,  Chairman,  Chief Executive  Officer and a director of Shareholder Services,  Inc., Chairman,  Chief Executive Officer and director of  Shareholder  Financial  Services,  Inc.,  Vice  President  and  director of
Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins  Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 78.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee, Age: 58.
87 Ely Road, Longmeadow, MA  01106
Formerly  (until 1999)  Chairman of SIS  Family  Bank,  F.S.B.  (formerly  SIS
Bank); President,  Chief Executive Officer and Director of SIS Bankcorp.,  Inc.
and SIS  Bank  (formerly  Springfield  Institution  for  Savings)  (1993-1999);
Executive  Vice President  (until 1999) of Peoples  Heritage  Financial  Group,
Inc.;  Chairman and Chief  Executive  Office of Bank of Ireland First Holdings,
Inc.  and  First New  Hampshire  Banks  (1990-1993);  Trustee  (since  1996) of
MassMutual  Institutional  Funds and of MML Series  Investment  Fund  (open-end investment companies).

Andrew J. Donohue, Vice President and Secretary Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General Counsel (since October
1991) and a director  (since  September  1995) of the Manager;  Executive  Vice
President  (since  September  1993)  and a  director  (since  January  1992) of
OppenheimerFunds  Distributor,  Inc.; Executive Vice President, General Counsel
and  a  director  (since  September  1995)  of  HarbourView   Asset  Management
Corporation,  Shareholder Services,  Inc., Shareholder Financial Services, Inc.
and Oppenheimer  Partnership Holdings,  Inc., of OFI Private Investments,  Inc.
(since  March 2000),  and of PIMCO Trust  Company  (since May 2000);  President and a director of Centennial  Asset  Management  Corporation  (since  September
1995) and of Oppenheimer Real Asset  Management,  Inc. (since July 1996);  Vice
President  and  a  director   (since   September   1997)  of   OppenheimerFunds
International  Ltd. and  Oppenheimer  Millennium  Funds plc; a director  (since
April 2000) of  OppenheimerFunds  Legacy  Program;  General  Counsel (since May
1996) and Secretary  (since April 1997) of Oppenheimer  Acquisition  Corp.;  an officer of other Oppenheimer funds.

David P. Negri, Vice President and Portfolio Manager, Age: 46.
Two World Trade Center, New York, New York 10048-0203
Senior  Vice  President  of the  Manager  (since  May 1998) and of  HarbourView
Asset  Management  Corporation  (since  April 1999);  an officer and  portfolio manager of other  Oppenheimer  funds;  formerly  Vice  President of the Manager
(July 1988 - May 1998).

Thomas P. Reedy, Vice President and Portfolio Manager, Age: 38.
Two World Trade Center, New York, New York 10048-0203
Vice  President  of the  Manager  (since  June 1993) and of  HarbourView  Asset
Management  Corporation  (since April 1999);  an officer and portfolio  manager of other Oppenheimer funds.

Brian W. Wixted,  Treasurer,  Principal Financial and Accounting Officer,  Age:
40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999)  of the  Manager;
Treasurer  (since  March 1999) of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Oppenheimer Real Asset  Management  Corporation,
Shareholder  Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,
Inc.,   of  OFI  Private   Investments,   Inc.   (since   March  2000)  and  of
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds  plc
(since May 2000);  Treasurer and Chief  Financial  Officer  (since May 2000) of
PIMCO Trust  Company;  Assistant  Treasurer  (since March 1999) of  Oppenheimer
Acquisition  Corp. and of Centennial Asset Management  Corporation;  an officer of other Oppenheimer  funds;  formerly  Principal and Chief Operating  Officer,
Bankers  Trust  Company - Mutual  Fund  Services  Division  (March 1995 - March
1999);   Vice  President  and  Chief  Financial  Officer  of  CS  First  Boston
Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice  President  (since May 1985) and Associate  General  Counsel (since
May 1981) of the Manager,  Assistant  Secretary of Shareholder  Services,  Inc.
(since May 1985),  Shareholder Financial Services,  Inc. (since November 1989);
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds  plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President of the  Manager/Mutual  Fund  Accounting  (since May 1996);  an officer of other  Oppenheimer  funds;  formerly an Assistant  Vice President of the  Manager/Mutual  Fund  Accounting  (April  1994  - May  1996),  and a  Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  Manager/Mutual  Fund  Accounting  (since  May  1996);
Assistant  Treasurer of Oppenheimer  Millennium Funds plc (since October 1997);
an officer of other  Oppenheimer  Funds;  formerly an Assistant  Vice President of the  Manager/Mutual  Fund  Accounting  (April  1994 - May 1996),  and a Fund
Controller for the Manager.

    |X|  Remuneration  of  Trustees.  The  officers  of the Fund and two of the
Trustees of the Fund (Ms.  Macaskill  and Mr.  Swain) are  affiliated  with the
Manager and receive no salary or fee from the
Fund.  The  remaining  Trustees of the Fund  received  the  compensation  shown below.  The  compensation  from the Fund was paid  during its fiscal year ended
June  30,  2000.  The  compensation  from all of the  Denver-based  Oppenheimer funds  includes  the  compensation  from the Fund and  represents  compensation received  as a  director,  trustee,  managing  general  partner  or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------
                                              Total Compensation
Trustee's Name and     Aggregate              From all
Other Positions        Compensation           Denver-Based
                       from Fund              Oppenheimer Funds1
--------------------------------------------------------------------
--------------------------------------------------------------------

William L. Armstrong           $1,185                $14,542
Review Committee
Member

--------------------------------------------------------------------
--------------------------------------------------------------------

Robert G. Avis                 $2,856                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

William A. Baker2              $2,856                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

George Bowen                   $1,570                $23,879

--------------------------------------------------------------------
--------------------------------------------------------------------

Jon. S. Fossel                 $2,933                $66,586
Review Committee
Member

--------------------------------------------------------------------
--------------------------------------------------------------------

Sam Freedman                   $3,107                $73,998
Chairman, Review
Committee

--------------------------------------------------------------------
--------------------------------------------------------------------

Raymond J. Kalinowski3         $3,031                $73,248
Audit Committee Member

--------------------------------------------------------------------
--------------------------------------------------------------------

C. Howard Kast                 $3,364                $78,873
Chairman, Audit
Committee,  Review
Committee Member

--------------------------------------------------------------------
--------------------------------------------------------------------

Robert M. Kirchner             $2,943                $69,248
Audit Committee Member

--------------------------------------------------------------------
--------------------------------------------------------------------

Ned M. Steel2                  $2,856                $67,998

--------------------------------------------------------------------

1.    For the 1999 calendar year.  There were 22 investment companies included.
2. Effective July 1, 2000, Messrs.  Baker and Steel resigned as Trustees of the
   Fund.

3.    Mr. Kalinowski resigned as Trustee on April 5, 2001.

    |X|  Deferred  Compensation  Plan.  The  Board of  Trustees  has  adopted a
Deferred  Compensation  Plan for  disinterested  Trustees  that enables them to elect  to  defer  receipt  of all or a  portion  of the  annual  fees  they are entitled to receive from the Fund.  Under the plan, the  compensation  deferred by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more  Oppenheimer  funds  selected by the Trustee.
The amount paid to the  Trustee  under the plan will be  determined  based upon the performance of the selected funds.

    Deferral of Trustee's  fees under the plan will not  materially  affect the
Fund's  assets,  liabilities  and net  income  per  share.  The  plan  will not obligate  the  fund  to  retain  the  services  of any  Trustee  or to pay  any particular  level of compensation  to any Trustee.  Pursuant to an Order issued by the  Securities  and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee  under the plan  without  shareholder  approval for the limited  purpose  of  determining  the  value  of the  Trustee's  deferred  fee account.

    |X| Major  Shareholders.  As of October 1, 2000,  the only person who owned of  record  or was  known  by the  Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were:

    Merrill  Lynch Pierce  Fenner  Smith,  4800 Deer Lake Drive E., 3rd Floor,
    Jacksonville,   Florida   32246,   which   owned   2,723,997.008   Class  B
    (representing  approximately 7.06% of the Fund's  then-outstanding  Class B shares),  for the benefit of its customers and also owned 843,976.316 Class
    C shares (representing  approximately 12.17% of the Fund's then-outstanding
    Class C shares), for the benefit of its customers.

    Massachusetts   Mutual  Life   Insurance   Company,   1295  State   Street,
    Springfield,  Massachusetts 01111, which owned 2,948,869.072 Class Y shares
    (representing  approximately 64.38% of the Fund's  then-outstanding Class Y shares).

    DLJ International  Capital  Corporation,  c/o DLJ Securities Corp. as Agent
    for DLJ International  Capital,  277 Park Avenue,  9th Floor, New York, New
    York  10172,  which  owned  1,628,882.014  Class  Y  shares   (representing
    approximately 35.56% of the Fund's then-outstanding Class Y shares).

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition  Corp., a holding  company  controlled by  Massachusetts  Mutual Life Insurance  Company.
The  Manager  and the Fund have a Code of Ethics.  It is designed to detect and prevent improper  personal trading by certain  employees,  including  portfolio managers,  that would  compete with or take  advantage of the Fund's  portfolio transactions.  Compliance  with the Code of Ethics is carefully  monitored  and enforced by the Manager.

      |X| Code of Ethics.  The Fund,  the  Manager and the  Distributor  have a
Code of  Ethics.  It is  designed  to  detect  and  prevent  improper  personal
trading  by  certain  employees,   including  portfolio  managers,  that  would
compete with or take advantage of the Fund's  portfolio  transactions.  Covered persons  include  persons with  knowledge  of the  investments  and  investment intentions  of the Fund and other  funds  advised by the  Manager.  The Code of
Ethics  does  permit  personnel  subject  to the Code to invest in  securities, including  securities  that may be purchased or held by the Fund,  subject to a number of  restrictions  and  controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an  exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed  and copied at the SEC's Public  Reference Room in  Washington,  D.C. You can obtain information  about the  hours of  operation  of the  Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics  can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR  database at the
SEC's Internet web site at  http://www.sec.gov.  Copies may be obtained,  after paying a  duplicating  fee,  by  electronic  request  at the  following  E-mail address:  publicinfo@sec.gov.,  or by  writing  to the SEC's  Public  Reference
Section, Washington, D.C. 20549-0102.

    |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund under an  investment  advisory agreement  between  the Manager and the Fund.  The Manager  selects  securities for the Fund's  portfolio and handles its  day-to-day  business.  The portfolio managers of the Fund are employed by the Manager and are the persons who are  principally  responsible  for  the  day-to-day  management  of the  Fund's
portfolio.   Other  members  of  the  Manager's   Fixed-Income  Portfolio  Team
provide the  portfolio  managers  with  counsel  and  support in  managing  the
Fund's portfolio.
    The  agreement  requires the Manager,  at its expense,  to provide the Fund with adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide and  supervise  the  activities  of all  administrative  and clerical personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the  compilation  and  maintenance  of records with  respect  to its  operations,  the  preparation  and  filing of  specified reports,  and  composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

    The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories   relate  to  interest,   taxes,   brokerage
commissions,  fees to certain  Trustees,  legal and audit  expenses,  custodian and  transfer  agent  expenses,  share  issuance  costs,  certain  printing and registration  costs and  non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the  Manager  are  calculated  at the rates  described  in the  Prospectus,  which are  applied  to the assets of the
Fund as a whole.  The fees are  allocated  to each  class of shares  based upon the relative proportion of the Fund's net assets represented by that class.

---------------------------------------------------------------------

Fiscal Year ended 6/30:  Management Fees Paid to OppenheimerFunds,
                                            Inc.
---------------------------------------------------------------------
---------------------------------------------------------------------

         1998                           $10,551,830

---------------------------------------------------------------------
---------------------------------------------------------------------

         1999                           $11,127,057

---------------------------------------------------------------------
---------------------------------------------------------------------

         2000                           $10,743,241

---------------------------------------------------------------------

    The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the performance of its duties or
reckless   disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund  sustains for any investment,  adoption of any investment  policy, or the purchase,  sale or retention of any security.

    The  agreement  permits  the Manager to act as  investment  adviser for any other  person,  firm  or  corporation  and to use  the  name  "Oppenheimer"  in connection with other  investment  companies for which it may act as investment adviser  or  general  distributor.  If  the  Manager  shall  no  longer  act as investment  adviser to the Fund,  the  Manager  may  withdraw  the right of the
Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange  the
portfolio   transactions  for  the  Fund.  The  advisory   agreement   contains
provisions  relating to the employment of  broker-dealers  to effect the Fund's portfolio  transactions.  The Manager is authorized  by the advisory  agreement to  employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the  Investment  Company Act. The Manager may employ  broker-dealers that the Manager  thinks,  in its best judgment based on all relevant  factors, will  implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio  transactions.  "Best execution" means prompt and  reliable  execution at the most  favorable  price  obtainable.  The
Manager  need  not  seek  competitive   commission  bidding.   However,  it  is
expected to be aware of the current  rates of eligible  brokers and to minimize the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.
      Under the investment advisory  agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage  and/or research  services for the Fund and/or the other  accounts  over which the  Manager or its  affiliates have  investment  discretion.  The  commissions  paid  to such  brokers  may be higher than another  qualified  broker  would  charge,  if the Manager  makes a good  faith  determination  that  the  commission  is fair  and  reasonable  in relation  to the  services  provided.  Subject  to those  considerations,  as a factor  in  selecting  brokers  for  the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares  of the Fund and other  investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage  Practices Followed by the Manager.  The Manager allocates  brokerage for the Fund subject to the  provisions of the  investment  advisory  agreement and  the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based  upon  recommendations  from the
Manager's  portfolio  managers.  In certain  instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case,  the Manager's executive officers supervise the allocation of brokerage.

    Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay  fixed brokerage  commissions  and therefore  would not have the benefit of negotiated
commissions   available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions  in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise  brokerage  commissions are paid only if it appears  likely  that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the securities  to which the option  relates.  Other  funds  advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase  or sell the  same  securities  as the  Fund at the  same  time as the
Fund,  which  could  affect the supply and price of the  securities.  If two or more funds  advised by the Manager  purchase the same  security on the same day from  the same  dealer,  the  transactions  under  those  combined  orders  are averaged as to price and  allocated  in  accordance  with the  purchase or sale orders actually placed for each account.

    Most  purchases  of debt  obligations  are  principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund  normally deals  directly  with the  selling  or  purchasing  principal  or market  maker unless  the  Manager  determines  that  a  better  price  or  execution  can be
obtained  by  using  the   services  of  a  broker.   Purchases   of  portfolio
securities  from  underwriters  include a commission or concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain  prompt  execution of these orders at the most favorable net price.

    The  investment   advisory   agreement  permits  the  Manager  to  allocate
brokerage for research  services.  The investment  research  services  provided by a  particular  broker  may be  useful  only to one or  more of the  advisory accounts of the Manager and its affiliates.  The investment  research  received for the  commissions  of those  other  accounts  may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third  party at the  instance of a broker  through which trades are placed.

    Investment   research   services   include   information  and  analysis  on
particular  companies and  industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio  evaluations,  information systems,  computer  hardware and similar  products and services.  If a research
service  also  assists  the  Manager  in  a  non-research   capacity  (such  as
bookkeeping  or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the   investment
decision-making process may be paid in commission dollars.

    The Board of  Trustees  permits the  Manager to use stated  commissions  on
secondary   fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency  basis at the  stated  commission,  and (iii) the  trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use  concessions on fixed-price  offerings to obtain  research,  in the same manner as is permitted for agency transactions.

    The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities of the Manager.  That  research  provides additional  views and comparisons for  consideration,  and helps the Manager to obtain  market  information  for the  valuation of  securities  that are either held  in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about  the  commissions  paid to brokers  furnishing such services,  together with the Manager's  representation that the  amount of such  commissions  was  reasonably  related to the value or benefit of such services.

----------------------------------------------------------------------

Fiscal Year Ended 6/30: Total Brokerage Commissions Paid by the Fund1
----------------------------------------------------------------------
----------------------------------------------------------------------

         1998                             $131,140

----------------------------------------------------------------------
----------------------------------------------------------------------

         1999                             $121,394

----------------------------------------------------------------------
----------------------------------------------------------------------

         2000                             $ 53,5192

----------------------------------------------------------------------
1.    Amounts do not include  spreads or concessions on principal  transactions on a net trade basis.

2.    In the fiscal year ended 6/30/00, the amount of transactions  directed to
   brokers  for   research   services  was  $692,756  and  the  amount  of  the
   commissions paid to broker-dealers for those services was $965.

Distribution and Service Plans

The  Distributor.  Under its  General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's  principal  underwriter  in the continuous public  offering  of the  Fund's  classes  of shares.  The  Distributor  is not
obligated   to  sell  a   specific   number  of   shares.   Expenses   normally
attributable to sales are borne by the Distributor.

    The compensation  paid to (or retained by) the Distributor from the sale of shares or on the  redemption  of shares during the Fund's three (3) most recent fiscal years is shown in the table below.

--------------------------------------------------------------------

         Aggregate   Class A     Commissions Commissions Commissions
Fiscal   Front-End   Front-End   on Class A  on Class B  on Class
Year     Sales       Sales       Shares      Shares      C Shares
Ended    Charges on  Charges     Advanced    Advanced    Advanced
6/30:    Class A     Retained    by          by          by
         Shares      by          Distributor1Distributor1Distributor1
                     Distributor
--------------------------------------------------------------------
--------------------------------------------------------------------
  1998   $3,002,481   $771,821    $158,387   $5,537,254   $389,939
--------------------------------------------------------------------
--------------------------------------------------------------------
  1999   $3,108,752   $833,775    $172,062   $6,304,443   $521,622
--------------------------------------------------------------------
--------------------------------------------------------------------

  2000   $1,624,414   $460,832    $132,464   $2,915,095   $230,485

--------------------------------------------------------------------
1.    The  Distributor  advances  commission  payments  to dealers  for certain sales of Class A shares  and for  sales of Class B and  Class C shares  from its own resources at the time of sale.

--------------------------------------------------------------------

           Class A           Class B Contingent  Class C
Fiscal     Contingent        Deferred Sales      Contingent
Year       Deferred Sales    Charges Retained    Deferred Sales
Ended 6/30 Charges Retained  by Distributor      Charges Retained
           by Distributor                        by Distributor
--------------------------------------------------------------------
--------------------------------------------------------------------

   2000         $24,884          $1,975,625           $47,176

--------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted  a  Service  Plan for
Class A shares  and  Distribution  and  Service  Plans for Class B, Class C and
Class N shares  under Rule 12b-1 of the  Investment  Company  Act.  Under those plans  the  Fund  pays  the  Distributor  for  all or a  portion  of its  costs incurred in connection  with the  distribution  and/or  servicing of the shares of the  particular  class.  Each plan has been  approved by a vote of the Board
of Trustees, including a majority of the Independent Trustees2,     cast     in
person at a meeting called for the purpose of voting on that plan.

    Under the plans,  the  Manager  and the  Distributor  may make  payments to affiliates  and,  in their sole  discretion,  from time to time,  may use their own  resources  (at no direct  cost to the fund) to make  payments  to brokers, dealers or other financial  institutions for  distribution  and  administrative services  they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the  Distributor and the
Manager may  increase or decrease  the amount of payments  they make from their own resources to plan recipients.

    Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its  continuance.
Approval  must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the  outstanding shares of that class.

    The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material  amendments  to a  plan.  An  amendment  to  increase  materially  the amount of payments  to be made under a plan must be  approved  by  shareholders of the class  affected  by the  amendment.  Because  Class B shares of the Fund automatically  convert into Class A shares  after six (6) years,  the Fund must obtain the  approval  of both Class A and Class B  shareholders  for a proposed material  amendment  to  the  Class  A  Plan  that  would  materially  increase payments  under the Plan.  That  approval  must be by a "majority"  (as defined in the Investment  Company Act) of the shares of each Class,  voting separately by class.

    While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board of  Trustees  at least quarterly  for  its  review.  The  Reports  shall  detail  the  amount  of  all payments  made under a plan,  and the purpose for which the payments were made.
Those  reports  are  subject  to the  review and  approval  of the  Independent
Trustees.

    Each plan states that while it is in effect,  the selection and  nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund is committed  to the  discretion  of  the  Independent  Trustees.  This  does  not prevent the  involvement of others in the selection and  nomination  process as long as the final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

    Under the plan for a class,  no payment  will be made to any  recipient  in any quarter in which the  aggregate  net asset value of all Fund shares of that class held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

    |X|  Class  A  Service  Plan.   Under  the  Class  A  service   plan,   the
Distributor  currently  uses the fees it receives from the Fund to pay brokers,
dealers   and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services  and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The  services  include, among  others,  answering  customer  inquiries  about  the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,   making  the  Fund's
investment  plans  available and providing other services at the request of the
Fund or the  Distributor.  While  the  plan  permits  the  Board  to  authorize payments to the  Distributor  to reimburse  itself for services under the plan, the  Board  has not  yet  done  so.  The  Distributor  makes  payments  to plan recipients  quarterly  at an  annual  rate not to exceed  0.25% of the  average annual net assets  consisting  of Class A shares  held in the  accounts  of the recipients or their customers.

    For the fiscal year ended June 30,  2000,  payments  under the Class A Plan totaled  $2,662,868,  all of which was paid by the  Distributor  to recipients.
That  included  $59,832  paid  to an  affiliate  of  the  Distributor's  parent company.  Any  unreimbursed  expenses  the  Distributor  incurs with respect to
Class A shares in any fiscal  year cannot be  recovered  in  subsequent  years.
The  Distributor  may not use payments  received  under the Class A Plan to pay any of its interest  expenses,  carrying charges,  or other financial costs, or allocation of overhead.

    |X| Class B,  Class C and Class N Service  and  Distribution  Plans.  Under
the Class B and Class C plans,  service fees and  distribution  fees,  and with respect  to the  Class  N plan,  the  distribution  fees  are  computed  on the average of the net asset value of shares in the  respective  class,  determined as of the close of each regular  business  day during the period.  The Class B,
Class C and Class N provide for the  Distributor  to be  compensated  at a flat rate,  whether the  Distributor's  distribution  expenses are more or less than the  amounts  paid by the Fund  under the plan  during the period for which the fee is paid.  The types of  services  that  recipients  provide  are similar to the services provided under the Class A service plan, described above.

    Each Plan  permits the  Distributor  to retain both the  asset-based  sales charges  and  the  service  fees  or to pay  recipients  the  service  fee on a
quarterly  basis,   without  payment  in  advance.   However,  the  Distributor
currently  intends  to pay the  service  fee paid under the Class B and Class C plans to  recipients  in  advance  for the  first  year  after the  shares  are purchased.  After  the first  year  shares  are  outstanding,  the  Distributor makes  service fee  payments  quarterly  on those  shares under the Class B and
Class C plans.  The  advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class B or Class C shares  are  redeemed  during  the  first  year after their  purchase,  the  recipient of the service fees on those shares will be  obligated  to repay  the  Distributor  a pro rata  portion  of the  advance payment of the service fee made on those shares.

    The Distributor  retains the asset-based  sales charge on Class B and Class
N shares.  The  Distributor  retains the  asset-based  sales  charge on Class C shares  during  the  first  year  the  shares  are  outstanding.  It  pays  the asset-based  sales charge as an ongoing  commission to the recipient on Class C shares  outstanding  for a year or more.  If a dealer  has a special  agreement with the  Distributor,  the  Distributor  will pay the  Class B and/or  Class C service fee and the  asset-based  sales charge to the dealer  quarterly in lieu of paying  the sales  concessions  and  service  fee in  advance at the time of purchase.

    The asset-based  sales charges on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge while  allowing the
Distributor  to compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charges to the  Distributor  for its  services  rendered in distributing  Class B,  Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:

o     pays sales  commissions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment  of sales  commissions  and/or  the  advance of the service fee payment to  recipients  under the plans,  or may provide such financing from its own resources or from the resources of an affiliate,

o     employs  personnel to support  distribution of Class B, Class C and Class
      N shares, and

o     bears the costs of sales literature,  advertising and prospectuses (other than  those  furnished  to  current  shareholders)  and state  "blue sky"
      registration fees and certain other distribution expenses.

      When Class B, Class C or Class N shares are sold without the  designation of  a  broker-dealer,  the  Distributor  is  automatically  designated  as  the broker-dealer of record.  In those cases,  the Distributor  retains the service fee paid on Class B and  Class C  shares  and  retains  the  asset-based  sales charge paid on Class B, Class C and Class N shares.

      The  Distributor's  actual expenses in selling Class B, Class C and Class
N shares  may be more  than  the  payments  it  receives  from  the  contingent deferred  sales  charges  collected on redeemed  shares and from the Fund under the  plans.  If either the Class B,  Class C or Class N plan is  terminated  by the Fund,  the Board of  Trustees  may allow the Fund to  continue  payments of the  asset-based  sales  charge  to the  Distributor  for  distributing  shares before the plan was terminated.

--------------------------------------------------------------------

Distribution Fees Paid to the Distributor in the Fiscal Year Ended
                             6/30/00*

--------------------------------------------------------------------
--------------------------------------------------------------------
                                        Distributor's  Distributor's
                                          Aggregate    Unreimbursed
                 Total        Amount     Unreimbursed  Expenses as
                Payments   Retained by     Expenses         %
    Class      Under Plan  Distributor    Under Plan      of Net
                                                          Assets
                                                         of Class
--------------------------------------------------------------------
--------------------------------------------------------------------

Class B Plan   $5,108,269   $4,195,258   $15,564,674      3.43%

--------------------------------------------------------------------
--------------------------------------------------------------------

Class C Plan   $ 873,017    $ 381,475    $ 1,548,674      1.88%

--------------------------------------------------------------------

* Class N shares  were not  offered  for sale  during  the Fund's  fiscal  year ended 6/30/00.

    All  payments  under the Class B and the Class C plans are  subject  to the limitations  imposed  by the  Conduct  Rules  of the  National  Association  of
Securities  Dealers,  Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a variety of terms to
illustrate  its  performance.   These  terms  include   "standardized   yield,"
"dividend  yield,"  "average annual total return,"  "cumulative  total return,"
"average  annual  total  return at net asset  value" and  "total  return at net asset value." An  explanation  of how yields and total  returns are  calculated is set forth  below.  The charts  below show the Fund's  performance  as of the
Fund's  most  recent  fiscal  year  end.  You can  obtain  current  performance information  by  calling  the Fund's  Transfer  Agent at  1-800-525-7048  or by
visiting      the      OppenheimerFunds      Internet      web      site     at
http://www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements  must comply  with rules of the  Securities  and  Exchange  Commission.  Those  rules describe  the  types of  performance  data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its performance data must  include the average  annual  total  returns for the  advertised  class of shares  of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the  class,  if less)  ending as of the most  recently ended calendar  quarter prior to the publication of the  advertisement  (or its submission  for  publication).  Certain  types of  yields  may  also be  shown, provided  that  they are  accompanied  by  standardized  average  annual  total returns.

      Use of  standardized  performance  calculations  enables an  investor  to compare the Fund's  performance to the  performance of other funds for the same periods.  However,  a number of factors  should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison   with  other
investments:

      |_| Yields and total returns  measure the  performance  of a hypothetical account in the Fund over  various  periods and do not show the  performance  of each  shareholder's  account.  Your  account's  performance  will vary from the model  performance  data if your  dividends are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.
      |_| The Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.

      |_| An  investment  in the Fund is not  insured  by the FDIC or any other government agency.

      |_| The principal  value of the Fund's  shares,  and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an  investor's  shares are  redeemed,  they may be worth more or less than their original cost.

      |_|  Yields  and  total  returns  for any  given  past  period  represent historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately,  because the performance  of each  class  of  shares  will  usually  be  different.  That is because of the  different  kinds of expenses  each class bears.  The yields and total  returns  of each  class of  shares  of the Fund are  affected  by market conditions,  the  quality  of the Fund's  investments,  the  maturity  of those investments,  the  types of  investments  the  Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of  different  yields to  illustrate its  current  returns.  Each class of shares  calculates  its yield  separately because of the different expenses that affect each class.

      |_| Standardized  Yield. The "standardized  yield" (sometimes referred to just as  "yield")  is shown for a class of shares for a stated  thirty (30) day period.  It  is  not  based  on  actual  distributions  paid  by  the  Fund  to shareholders in the thirty (30) day period,  but is a hypothetical  yield based upon the net investment  income from the Fund's portfolio  investments for that period.  It may therefore  differ from the "dividend  yield" for the same class of shares, described below.

      Standardized  yield is calculated  using the following  formula set forth in rules  adopted  by the  Securities  and  Exchange  Commission,  designed  to assure uniformity in the way that all funds calculate their yields:

-------------------------------------------------------------------------------
                               [OBJECT OMITTED]
-------------------------------------------------------------------------------
      The symbols above represent the following factors:

      a =dividends and interest earned during the thirty (30) day period.

      b =expenses accrued for the period (net of any expense assumptions).

      c =the average  daily number of shares of that class  outstanding  during the thirty (30) day period that were entitled to receive dividends.

      d =the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The  standardized  yield for a  particular  thirty  (30) day  period  may differ  from the yield for other  periods.  The SEC  formula  assumes  that the standardized  yield for a thirty (30) day period  occurs at a constant rate for a six (6)  month  period  and is  annualized  at the  end of the six (6)  month period.  Additionally,  because  each class of shares is  subject to  different expenses,  it is likely that the  standardized  yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_|  Dividend  Yield.  The Fund may  quote a  "dividend  yield"  for each class  of its  shares.  Dividend  yield is  based  on the  dividends  paid on a class of shares  during the  actual  dividend  period.  To  calculate  dividend yield,  the  dividends  of a class  declared  during a stated  period are added together,  and the sum is  multiplied  by twelve (12) (to  annualize the yield)
and  divided  by the  maximum  offering  price on the last day of the  dividend period.  The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The  maximum  offering  price for  Class A shares  includes  the  current maximum  initial  sales  charge.  The  maximum  offering  price for Class B and
Class C shares  is the net asset  value  per  share,  without  considering  the effect  of  contingent  deferred  sales  charges.  There is no sales  charge on
Class Y  shares.  The  Class A  dividend  yield  may  also  be  quoted  without deducting the maximum initial sales charge.

  ------------------------------------------------------------------

       The Fund's Yields for the 30-Day Periods Ended 6/30/00*

  ------------------------------------------------------------------
  ------------------------------------------------------------------

               Standardized Yield            Dividend Yield

  Class of
  Shares
  ------------------------------------------------------------------
  ------------------------------------------------------------------
             Without       After       Without          After
              Sales        Sales        Sales           Sales
              Charge      Charge        Charge         Charge
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Class A     11.67%      11.11%        10.48%          9.98%

  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Class B     10.89%        N/A          9.79%           N/A

  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Class C     10.88%        N/A          9.70%           N/A

  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Class Y     12.05%        N/A         10.95%           N/A

  ------------------------------------------------------------------

   * Class N shares were not  offered  for sale  during the Fund's  fiscal year ended 6/30/00.

      |X|  Total  Return  Information.  There  are  different  types of  "total returns"  to measure  the  Fund's  performance.  Total  return is the change in value of a  hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions   are  reinvested  in
additional  shares  and  that  the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each  class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for  example,  ten
(10)  years).  An average  annual total return shows the average rate of return for each year in a period that would produce the  cumulative  total return over the entire  period.  However,  average  annual total returns do not show actual year-by-year  performance.  The Fund  uses  standardized  calculations  for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In  calculating  total  returns for Class A shares,  the current  maximum sales  charge of 4.75% (as a  percentage  of the  offering  price) is  deducted from the initial  investment  ("P")  (unless the return is shown  without sales charge,  as described  below).  For Class B shares,  payment of the  applicable contingent  deferred  sales  charge is  applied,  depending  on the  period for which the return is shown:  5.0% in the first  year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year,  1.0% in the sixth year and none  thereafter.  For  Class C  shares,  the 1%  contingent  deferred sales  charge is  deducted  for returns  for the one (1) year  period.  Class Y shares are not subject to a sales charge.

      |_| Average  Annual Total  Return.  The "average  annual total return" of each class is an average  annual  compounded  rate of return for each year in a specified  number of years.  It is the rate of  return  based on the  change in value of a  hypothetical  initial  investment  of  $1,000  ("P" in the  formula below)  held for a number of years  ("n" in the  formula)  to achieve an Ending
Redeemable  Value ("ERV" in the formula) of that  investment,  according to the following formula:

-------------------------------------------------------------------------------
                               [OBJECT OMITTED]
-------------------------------------------------------------------------------
      |_| Cumulative Total Return.  The "cumulative  total return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses  some of the same  factors  as average  annual total return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

-------------------------------------------------------------------------------
                               [OBJECT OMITTED]
-------------------------------------------------------------------------------
      |_|  Total  Returns  at Net Asset  Value.  From time to time the Fund may also  quote a  cumulative  or an  average  annual  total  return  "at net asset value"  (without  deducting sales charges) for Class A, Class B, Class C shares or Class N. Each is based on the  difference  in net  asset  value per share at the beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred sales charges)  and takes  into  consideration  the  reinvestment  of  dividends  and capital gains distributions.

----------------------------------------------------------------------

       The Fund's Total Returns for the Periods Ended 6/30/005

----------------------------------------------------------------------
----------------------------------------------------------------------
         Cumulative             Average Annual Total Returns
Class    Total Returns
of       (10 years or
Shares   Life of Class)
----------------------------------------------------------------------
----------------------------------------------------------------------
                            1-Year         5-Year         10-Year
                             (or             (or            (or
                        life-of-class) life-of-class)  life-of-class)
----------------------------------------------------------------------
----------------------------------------------------------------------
         After   WithoutAfter   WithoutAfter   Without After  Without
         Sales   Sales  Sales   Sales  Sales   Sales   Sales  Sales
         Charge  Charge Charge  Charge Charge  Charge  Charge Charge
----------------------------------------------------------------------
----------------------------------------------------------------------

Class A  139.50% 151.45%-4.07%  0.71%  6.32%   7.36%   9.13%  9.66%

----------------------------------------------------------------------
----------------------------------------------------------------------

Class B  N/A            -4.67%  -0.13% 6.23%   6.51%   N/A    6.81%2
                 60.22%2

----------------------------------------------------------------------
----------------------------------------------------------------------

Class C  N/A            -0.97%  -0.06% N/A     6.16%3  N/A    N/A
                 32.17%3

----------------------------------------------------------------------
----------------------------------------------------------------------

Class Y  N/A            N/A     0.85%  N/A     2.23%4  N/A    N/A
                 6.14%4

----------------------------------------------------------------------

Inception  of  Class  B:  5/3/93.  Because  Class B  convert  to Class A shares seventy two (72)  months  after  purchase,  the  "life-of-class"  return for
   Class B uses Class A performance for the period after conversion.
Inception of Class C: 11/1/95
3.    Inception of Class Y: 10/15/97
4.    Class N shares were not  offered  for sale during the Fund's  fiscal year ended 6/30/00.

Other Performance  Comparisons.  The Fund compares its performance  annually to that of an  appropriate  broadly-based  market  index in its  Annual  Report to shareholders.  You can obtain  that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover  of this
Statement   of   Additional   Information.   The  Fund  may  also  compare  its
performance  to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking  entities.  Examples of these performance comparisons are set forth below.

      |X| Lipper  Rankings.  From time to time the Fund may publish the ranking of the  performance  of its  classes of shares by Lipper  Analytical  Services,
Inc.  ("Lipper")  based on  investment  styles.  Lipper is a  widely-recognized independent  mutual fund  monitoring  service.  Lipper monitors the performance of  regulated  investment  companies,  including  the  Fund,  and  ranks  their performance  for  various  periods  based on  categories  based  on  investment styles.  The  Lipper  performance  rankings  are  based on total  returns  that include the  reinvestment of capital gain  distributions  and income  dividends but do not  take  sales  charges  or  taxes  into  consideration.  Lipper  also publishes  "peer-group"  indices of the  performance  of all mutual  funds in a category  that it  monitors  and  averages of the  performance  of the funds in particular categories.

      |X|  Morningstar  Ratings  and  Rankings.  From time to time the Fund may publish the ranking  and/or  star rating of the  performance  of its classes of shares  by  Morningstar,  Inc.,  ("Morningstar")  an  independent  mutual  fund
monitoring  service.   Morningstar  rates  and  ranks  mutual  funds  in  broad
investment  categories:   domestic  stock  funds,  international  stock  funds,
taxable  bond funds and  municipal  bond  funds.  The Fund is  included  in the taxable bond funds category.

      Morningstar  proprietary  star ratings reflect  historical  risk-adjusted total  investment  return.  Investment  return  measures a fund's (or  class's)
one-,  three-,  five- and ten-year  average annual total returns  (depending on the  inception  of the  fund or  class)  in  excess  of  ninety  (90)  day U.S.
Treasury  bill  returns  after   considering   the  fund's  sales  charges  and
expenses.  Risk is measured by a fund's (or class's)  performance  below ninety
(90) day U.S.  Treasury bill returns.  Risk and investment  return are combined to produce star ratings reflecting  performance  relative to the other funds in the fund's  category.  Five stars is the  "highest"  ranking  (top 10% of funds in a category),  four stars is "above  average"  (next  22.5%),  three stars is
"average"  (next 35%),  two stars is "below  average" (next 22.5%) and one star is "lowest"  (bottom  10%).  The current star rating is the fund's (or class's)
overall  rating,  which is the fund's  3-year  rating,  or its  combined 3- and
5-year rating  (weighted  60%/40%,  respectively),  or its combined 3-, 5-, and
10-year  ranking  (weighted  40%/30%/30%,   respectively),   depending  on  the
inception  date  of  the  fund  (or  class).  Ratings  are  subject  to  change monthly.

      The Fund may also  compare  its  total  return  ranking  to that of other funds in its  Morningstar  category,  in  addition to its star  ratings.  Those total return rankings are  percentages  from one percent to one hundred percent and are not risk adjusted.  For example,  if a fund is in the 94th  percentile, that means that 94% of the funds in the same  category  performed  better  than it did.

      |X|   Performance   Rankings  and   Comparisons  by  Other  Entities  and
Publications.  From  time to time the Fund may  include  in its  advertisements
and  sales  literature   performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times,  The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may  include performance  quotations from other sources,  including  Lipper and Morningstar.
The   performance   of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various   market  indices  or  other
investments,  and averages,  performance  rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to  compare  the  returns  on the  Fund's  share classes  to the return on  fixed-income  investments  available  from banks and
thrift   institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and  savings  accounts,  and other forms of fixed or variable time deposits,  and various other  instruments such as Treasury bills.
However,  the Fund's  returns and share price are not  guaranteed or insured by the FDIC or any other agency and will fluctuate  daily,  while bank  depository obligations  may be insured by the FDIC and may provide  fixed rates of return.
Repayment  of  principal  and payment of interest  on  Treasury  securities  is backed by the full faith and credit of the U.S. government.

      From  time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer  Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds,  other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of  shareholder  and investor  services by third parties may include  comparisons  of their services to those  provided  by other  mutual  fund  families  selected by the rating or ranking  services.  They  may be based  upon  the  opinions  of the  rating  or ranking service itself,  using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may  include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment  account that  includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part  of an  illustration  of an  asset  allocation  model  or
similar  presentation.   The  account  performance  may  combine  total  return
performance of the fund and the total return  performance of other  Oppenheimer funds  included in the  account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales   literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other  information about general or specific market and economic conditions. That may include, for example,
o     information  about the  performance of certain  securities or commodities markets or segments of those markets,
o     information   about  the  performance  of  the  economies  of  particular countries or regions,
o     the earnings of companies included in segments of particular  industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings  of securities,
o     information  relating to the gross national or gross domestic  product of the United States or other countries or regions,
o     comparisons   of  various   market  sectors  or  indices  to  demonstrate
performance, risk, or other characteristics of the Fund.

-------------------------------------------------------------------------------
A B O U T   Y O U R   A C C O U N T
-------------------------------------------------------------------------------

How to Buy Shares

      Additional  information is presented  below about the methods that can be used to buy  shares of the Fund.  Appendix C contains  more  information  about
the  special  sales  charge   arrangements   offered  by  the  Fund,   and  the
circumstances  in which  sales  charges  may be reduced  or waived for  certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase must be at least $25.  Shares  will be  purchased  two  regular  business  days following  the regular  business day you instruct the  Distributor  to initiate the  Automated  Clearing  House  ("ACH")  transfer  to  buy  the  shares.  That instruction  must  be  received  prior  to the  close  of The  New  York  Stock
Exchange  that day.  Dividends  will begin to accrue on shares  purchased  with the  proceeds  of ACH  transfers  on the  business  day  after the  shares  are purchased.  The Exchange  normally  closes at 4:00 P.M.,  but may close earlier on certain days.  The proceeds of ACH  transfers  are normally  received by the
Fund three (3) days after the  transfers  are  initiated.  If the  proceeds  of the ACH transfer are not received on a timely basis,  the Distributor  reserves the  right to cancel  the  purchase  order.  The  Distributor  and the Fund are not  responsible for any delays in purchasing  shares  resulting from delays in
ACH transmissions.

Reduced  Sales  Charges.  As  discussed  in the  Prospectus,  a  reduced  sales charge rate may be  obtained  for Class A  shares  under Right of  Accumulation and Letters of Intent  because of the  economies of sales efforts and reduction in expenses  realized  by the  Distributor,  dealers  and  brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in  Appendix  C  to  this  Statement  of  Additional  Information  because  the
Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of  Accumulation.  To qualify for the lower sales  charge rates that  apply to  larger  purchases  of Class A shares  and  Class B you and your spouse can add together:
         |_|    Class A,  Class B and  Class N  shares  you  purchase  for your individual  accounts  (including IRAs and 403(b) plans), or for your joint  accounts,  or for trust or  custodial  accounts  on behalf of your children who are minors, and
        |_|     current  purchases  of Class A,  Class B and  Class N shares of the Fund and  other  Oppenheimer  funds to reduce  the sales  charge rate that applies to current purchases of Class A shares, and
        |_|     Class A,  Class B and Class N shares of  Oppenheimer  funds you previously  purchased  subject to an initial or contingent  deferred sales charge to reduce the sales  charge rate for current  purchases of Class A shares,  provided that you still hold your  investment in one of the Oppenheimer funds.

      A fiduciary can count all shares  purchased for a trust,  estate or other fiduciary  account  (including  one or more employee  benefit plans of the same employer) that has multiple  accounts.  The Distributor  will add the value, at current  offering price,  of the shares you previously  purchased and currently own to the value of current  purchases to determine  the sales charge rate that applies.  The reduced  sales charge will apply only to current  purchases.  You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds  are  those  mutual
funds   for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

Oppenheimer Bond Fund               Oppenheimer  Main  Street  Growth
                                    Income Fund
Oppenheimer   California  Municipal Oppenheimer       Main       Street
Fund                                Opportunity Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Main Street  Small Cap
Fund                                Fund
Oppenheimer  Capital   Preservation
Fund                                Oppenheimer MidCap Fund
                                    Oppenheimer   Multiple   Strategies
Oppenheimer Capital Income Fund     Fund
Oppenheimer Champion Income Fund    Oppenheimer Municipal Bond Fund
Oppenheimer  Convertible Securities OSM1 -  Mercury  Advisors  S P  500
Fund                                Index
                                    OSM1  -  Mercury   Advisors   Focus
Oppenheimer Developing Markets Fund Growth Fund
Oppenheimer  Disciplined Allocation
Fund                                Oppenheimer New York Municipal Fund
                                    Oppenheimer  New  Jersey  Municipal
Oppenheimer Value Fund              Fund
                                    Oppenheimer  Pennsylvania Municipal
Oppenheimer Discovery Fund          Fund
Oppenheimer Emerging Growth Fund    OSM1 - QM Active Balanced Fund
Oppenheimer  Emerging  Technologies Oppenheimer  Quest  Balanced  Value
Fund                                Fund
                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Enterprise Fund         Fund, Inc.
                                    Oppenheimer   Quest   Global  Value
Oppenheimer Europe Fund             Fund, Inc.
                                    Oppenheimer    Quest    Opportunity
Oppenheimer Florida Municipal Fund  Value Fund
OSM1-  Gartmore  Millennium  Growth
Fund                                Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund             Oppenheimer Real Asset Fund
Oppenheimer  Global Growth  Income OSM1  -  Salomon  Brothers  Capital
Fund                                Fund
Oppenheimer    Gold        Special Oppenheimer  Senior  Floating  Rate
Minerals Fund                       Fund
Oppenheimer Growth Fund             Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund         Oppenheimer Strategic Income Fund
Oppenheimer  Intermediate Municipal Oppenheimer   Total   Return  Fund,
Fund                                Inc.
Oppenheimer International Bond Fund Oppenheimer Trinity Core Fund
Oppenheimer   International  Growth
Fund                                Oppenheimer Trinity Growth Fund
Oppenheimer   International   Small
Company Fund                        Oppenheimer Trinity Value Fund
OSM1 -Jennison Growth Fund          Oppenheimer U.S. Government Trust
                                    Limited-Term   New  York  Municipal
Oppenheimer Large Cap Growth Fund   Fund
Oppenheimer            Limited-Term
Government Fund                     Rochester Fund Municipals
and  the  following   money  market
funds:

                                    Centennial   New  York  Tax  Exempt
Centennial America Fund, L. P.      Trust
Centennial  California  Tax  Exempt
Trust                               Centennial Tax Exempt Trust
Centennial Government Trust         Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Money Market Trust       Inc.
1 - "OSM" is Oppenheimer Select Managers

      There is an initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market  funds.  Under  certain
circumstances   described  in  this   Statement  of   Additional   Information,
redemption  proceeds  of certain  money  market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds  during a  thirteen  (13) month  period,  you can  reduce  the sales  charge  rate that applies  to your  purchases  of  Class  A  shares.  The  total  amount  of your intended  purchases  of both  Class A and  Class B shares  will  determine  the reduced  sales  charge  rate  for the  Class A  shares  purchased  during  that period.  You can  include  purchases  made up to ninety  (90) days  before  the date of the Letter.

      A  Letter  of  Intent  is an  investor's  statement  in  writing  to  the
Distributor  of the  intention to purchase  Class A shares or Class A and Class
B shares of the Fund (and  other  Oppenheimer  funds)  during a  thirteen  (13)
month period (the "Letter of Intent period").  At the investor's request,  this may  include  purchases  made up to ninety  (90) days  prior to the date of the
Letter.  The  Letter  states the  investor's  intention  to make the  aggregate amount of purchases of shares which,  when added to the investor's  holdings of shares  of those  funds,  will  equal or exceed  the  amount  specified  in the
Letter.  Purchases  made by  reinvestment  of  dividends  or  distributions  of capital  gains and  purchases  made at net asset value  without sales charge do not count toward satisfying the amount of the Letter.

      A Letter  enables  an  investor  to count  the Class A and Class B shares purchased  under  the  Letter  to  obtain  the  reduced  sales  charge  rate on purchases  of Class A shares of the Fund (and  other  Oppenheimer  funds)  that applies  under  the  Right of  Accumulation  to  current  purchases  of Class A shares.  Each  purchase of Class A shares  under the Letter will be made at the offering price  (including the sales charge) that applies to a single  lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In  submitting a Letter,  the investor  makes no  commitment  to purchase shares.  However,  if the  investor's  purchases of shares within the Letter of
Intent  period,  when added to the value (at offering  price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional amount of sales charge  applicable to such purchases.  That amount is described in "Terms of Escrow," below (those terms may be amended by the  Distributor  from time to time).  The  investor  agrees that shares  equal in value to 5% of the intended purchase  amount will be held in escrow by the  Transfer  Agent  subject to the
Terms of  Escrow.  Also,  the  investor  agrees to be bound by the terms of the
Prospectus,  this Statement of Additional  Information and the Application used for a Letter of Intent.  If those terms are  amended,  as they may be from time to time by the Fund,  the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total  eligible  purchases made during the Letter of Intent period
do  not  equal  or  exceed  the  intended  purchase  amount,   the  commissions
previously  paid to the  dealer of record  for the  account  and the  amount of sales  charge  retained  by the  Distributor  will  be  adjusted  to the  rates applicable to actual total  purchases.  If total eligible  purchases during the
Letter of Intent  period  exceed the  intended  purchase  amount and exceed the amount  needed to qualify for the next sales  charge rate  reduction  set forth in the  Prospectus,  the  sales  charges  paid  will be  adjusted  to the lower rate.  That  adjustment  will be made only if and when the  dealer  returns  to the  Distributor  the  excess of the amount of  concessions  allowed or paid to the dealer over the amount of  concessions  that apply to the actual  amount of purchases.  The excess  concessions  returned to the  Distributor  will be used to  purchase  additional  shares  for the  investor's  account at the net asset value  per share in effect  on the date of such  purchase,  promptly  after the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow  for  purchases  of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter of Intent  period,  there will be no adjustment of  concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter,  shares redeemed  by the  investor  prior to the  termination  of the  Letter of Intent period  will be  deducted.  It is the  responsibility  of the  dealer of record and/or the investor to advise the  Distributor  about the Letter in placing any purchase  orders for the investor  during the Letter of Intent  period.  All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial  purchase (or  subsequent  purchases if  necessary)
made  pursuant  to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified  in the Letter shall be held in escrow by the Transfer Agent.  For example,  if the intended  purchase amount is $50,000, the  escrow  shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted for a $50,000  purchase).  Any  dividends and capital gains  distributions  on the escrowed shares will be credited to the investor's account.

      2. If  the  total  minimum  investment  specified  under  the  Letter  is completed  within the  thirteen-month  Letter of Intent  period,  the  escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen  (13) month Letter of Intent period the total  purchases  pursuant  to the Letter are less than the  intended  purchase amount  specified in the Letter,  the investor must remit to the Distributor an amount  equal to the  difference  between  the dollar  amount of sales  charges actually  paid and the amount of sales  charges  which  would have been paid if the total amount  purchased  had been made at a single time.  That sales charge adjustment  will apply to any shares  redeemed  prior to the  completion of the
Letter.  If the  difference  in sales  charges is not paid  within  twenty days after a request  from the  Distributor  or the dealer,  the  Distributor  will, within sixty (60) days of the  expiration  of the Letter,  redeem the number of escrowed  shares  necessary to realize such  difference in sales charges.  Full and fractional  shares  remaining  after such  redemption will be released from escrow.  If a request  is  received  to  redeem  escrowed  shares  prior to the payment of such  additional  sales  charge,  the sales  charge will be withheld from the redemption proceeds.

      4. By signing  the  Letter,  the  investor  irrevocably  constitutes  and appoints the Transfer  Agent as  attorney-in-fact  to surrender for  redemption any or all escrowed shares.

5.    The shares  eligible  for  purchase  under the Letter (or the  holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end  sales  charge or subject to a Class
           A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to  a contingent deferred sales charge, and
(c)   Class A or Class B shares  acquired  by  exchange  of either  (1) Class A shares  of one of the other  Oppenheimer  funds  that were  acquired subject to a Class A initial or  contingent  deferred  sales  charge or (2)  Class B shares of one of the other  Oppenheimer  funds  that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow  hereunder will  automatically  be exchanged for shares of another fund to which an exchange is  requested,  as described in the section of the  Prospectus  entitled  "How to  Exchange  Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To  establish  an  Asset  Builder  Plan  to buy  shares directly  from a bank  account,  you must  enclose a check (the minimum is $25)
for the initial  purchase  with your  application.  Shares  purchased  by Asset
Builder  Plan  payments  from  bank  accounts  are  subject  to the  redemption restrictions  for recent purchases  described in the Prospectus.  Asset Builder
Plans are  available  only if your bank is an ACH member.  Asset  Builder Plans
may  not  be  used  to  buy  shares  for  OppenheimerFunds   employer-sponsored
qualified  retirement  accounts offered by employers to their employees.  Asset
Builder  Plans also enable  shareholders  of  Oppenheimer  Cash Reserves to use their  account in that fund to make  monthly  automatic  purchases of shares of up to four (4) other Oppenheimer funds.

      If you make  payments  from your bank  account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally  the debit will be made two business  days prior to the  investment  dates you selected on your  Application.  Neither the  Distributor,  the Transfer  Agent nor the Fund
shall be  responsible  for any delays in  purchasing  shares  that  result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain  a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or  the
Distributor)  and request an  application  from the  Distributor.  Complete the application  and return  it.  You may  change the amount of your Asset  Builder payment  or your  can  terminate  these  automatic  investments  at any time by writing to the  Transfer  Agent.  The  Transfer  Agent  requires  a  reasonable period  (approximately  ten (10) days) after  receipt of your  instructions  to
implement   them.   The  Fund  reserves  the  right  to  amend,   suspend,   or
discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of retirement  plans are entitled to purchase shares of the Fund without sales charge or at reduced  sales charge  rates,  as described in Appendix C to this  Statement of Additional  Information.  Certain
special  sales  charge  arrangements   described  in  that  Appendix  apply  to
retirement  plans whose records are  maintained on a daily  valuation  basis by
Merrill Lynch Pierce Fenner  Smith,  Inc.  ("Merrill Lynch") or an independent record keeper that has a contract or special  arrangement  with Merrill  Lynch.
If on the date  the plan  sponsor  signed  the  Merrill  Lynch  record  keeping service  agreement  the plan has less than $3  million  in assets  (other  than assets  invested in money market  funds)  invested in  applicable  investments, then the  retirement  plan may purchase only Class B shares of the  Oppenheimer funds.  Any retirement  plans in that category that  currently  invest in Class
B shares  of the Fund  will  have  their  Class B shares  converted  to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation  of  Purchase  Orders.  Cancellation  of  purchase  orders for the
Fund's  shares  (for  example,  when a purchase  check is  returned to the Fund unpaid)  causes a loss to be  incurred  when the net asset  value of the Fund's shares on the  cancellation  date is less than on the purchase date.  That loss is  equal to the  amount  of the  decline  in the net  asset  value  per  share multiplied  by the number of shares in the  purchase  order.  The  investor  is responsible  for that loss. If the investor  fails to  compensate  the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the  Distributor for that  amount  by  redeeming  shares  from any  account  registered  in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of  Shares.  Each class of shares of the Fund  represents  an  interest in the same  portfolio  of  investments  of the Fund.  However,  each class has different  shareholder  privileges  and features.  The net income  attributable to Class B,  Class C or Class N shares  and the  dividends  payable on Class B,
Class C shares  or Class N  shares  will be  reduced  by  incremental  expenses borne  solely by that  class.  Those  expenses  include the  asset-based  sales charges to which Class B, Class C and Class N shares are subject.

      The  availability  of different  classes of shares permits an investor to choose  the  method  of  purchasing  shares  that is more  appropriate  for the investor.  That may  depend on the amount of the  purchase,  the length of time the investor expects to hold shares,  and other relevant  circumstances.  Class
A shares  normally are sold  subject to an initial  sales  charge.  While Class
B, Class C and Class N shares have no initial sales charge,  the purpose of the deferred  sales  charge and  asset-based  sales  charge on Class B, Class C and
Class N  shares  is the same as that of the  initial  sales  charge  on Class A shares to  compensate  the  Distributor  and  brokers,  dealers  and  financial institutions  that sell shares of the Fund.  A  salesperson  who is entitled to receive  compensation  from his or her firm for selling Fund shares may receive different  levels of  compensation  for selling one class of shares rather than another.

      The  Distributor  will not accept any order in the amount of  $500,000 or more for Class B shares or $1  million  or more for Class C shares on behalf of a single  investor (not including  dealer  "street name" or omnibus  accounts).
That is because  generally it will be more  advantageous  for that  investor to purchase Class A shares of the Fund.

      |X|  Class B  Conversion.  The  conversion  of Class B shares  to Class A shares  after six (6) years is  subject  to the  continuing  availability  of a private  letter  ruling from the  Internal  Revenue  Service,  or an opinion of counsel or tax  adviser,  to the effect that the  conversion  of Class B shares does not  constitute a taxable event for the  shareholder  under Federal income tax law.  If such a revenue  ruling or  opinion  is no  longer  available,  the automatic  conversion  feature  may be  suspended,  in which  event no  further conversions  of Class B shares  would occur while such  suspension  remained in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative  net asset value of the two (2)  classes,  without the imposition of a sales charge or fee, such exchange  could  constitute a taxable event for the  shareholder,  and absent  such  exchange,  Class B shares  might continue  to be subject to the  asset-based  sales  charge for longer  than six
(6) years.

      |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o     to all rollover IRAs,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
             Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of
             Additional Information) which have entered into a special
             agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
             Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      |X| Allocation of Expenses.  The Fund pays expenses  related to its daily operations,  such as custodian  fees,  Trustees'  fees,  transfer  agency fees, legal  fees and  auditing  costs.  Those  expenses  are paid out of the  Fund's assets and are not paid  directly  by  shareholders.  However,  those  expenses reduce the net asset value of shares,  and  therefore are  indirectly  borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset  value,  dividends  and distributions  of  the  Fund's  share  classes  recognizes  two  (2)  types  of expenses.  General  expenses that do not pertain  specifically to any one class are  allocated pro rata to the shares of all classes.  The  allocation is based on the  percentage  of the  Fund's  total  assets  that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a
given  class.   Such  general   expenses  include   management   fees,   legal,
bookkeeping  and  audit  fees,   printing  and  mailing  costs  of  shareholder
reports,   Prospectuses,   Statements  of  Additional   Information  and  other
materials for current shareholders,  fees to unaffiliated  Trustees,  custodian expenses,  share issuance costs,  organization  and start-up  costs,  interest,
taxes  and  brokerage  commissions,   and  non-recurring   expenses,   such  as
litigation costs.

      Other expenses that are directly  attributable to a particular  class are allocated  equally to each  outstanding  share  within that class.  Examples of such expenses  include  distribution  and service plan (12b-1)  fees,  transfer and  shareholder  servicing agent fees and expenses,  and  shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each  class  of  shares  of the  Fund  are  determined  as of the  close  of business  of The New York  Stock  Exchange  on each day  that the  Exchange  is open.  The  calculation  is done by dividing the value of the Fund's net assets attributable  to a class  by the  number  of  shares  of that  class  that  are outstanding.  The Exchange  normally  closes at 4:00 P.M.,  New York time,  but may  close  earlier  on some  other  days  (for  example,  in  case of  weather emergencies  or on days falling before a holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on
New Year's Day,  Presidents'  Day,  Martin  Luther King,  Jr. Day, Good Friday,
Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day and Christmas
Day.  It may also close on other days.

      Dealers  other  than  Exchange  members  may  conduct  trading in certain securities  on days on which the  Exchange is closed  (including  weekends  and
U.S.  holidays) or after 4:00 P.M. and a regular  business  day. The Fund's net asset  values will not be  calculated  on those days,  and the value of some of the Fund's  portfolio  securities may change  significantly on those days, when shareholders  may not  purchase  or redeem  shares.  Additionally,  trading  on
European and Asian stock  exchanges and  over-the-counter  markets  normally is completed before the close of The New York Stock Exchange.

      Changes  in the  values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur  after the prices of those  securities are determined,  but before the close of The New York Stock Exchange,  will not be  reflected  in the  Fund's  calculation  of its net  asset  values  that day unless  the  Manager  determines  that the event is likely to effect a material
change   in  the   value  of  the   security.   The   Manager   may  make  that
determination, under procedures established by the Board.

      |X| Securities  Valuation.  The Fund's Board of Trustees has  established procedures  for the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

      |_| Equity securities traded on a U.S.  securities  exchange or on NASDAQ are valued as follows:
(1)   if last sale  information is regularly  reported,  they are valued at the last reported  sale price on the principal  exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale  information is not available on a valuation  date, they are valued at the last  reported  sale price  preceding  the valuation date if it is within the spread of the  closing  "bid" and "asked"
             prices on the  valuation  date or, if not,  at the  closing  "bid"
             price on the valuation date.
      |_| Equity securities traded on a foreign  securities  exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing  service  approved by the
             Board of Trustees, or
(2)   at the last sale price  obtained  by the  Manager  from the report of the principal  exchange  on which the  security  is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean  between  the  "bid" and  "asked"  prices  obtained  from the principal  exchange  on which the  security  is traded  or, on the basis  of  reasonable  inquiry,  from  two  market  makers  in the security.

      Long-term debt securities having a remaining  maturity in excess of sixty
         (60) days are valued  based on the mean  between the "bid" and "asked"
         prices  determined  by a  portfolio  pricing  service  approved by the
         Fund's  Board of Trustees  or obtained by the Manager  from two active market makers in the security on the basis of reasonable inquiry.

      |_| The  following  securities  are valued at the mean  between the "bid"
and  "asked"  prices  determined  by a pricing  service  approved by the Fund's
Board of Trustees or obtained by the Manager from two active  market  makers in the security on the basis of reasonable inquiry:

(1)   debt  instruments  that  have a  maturity  of  more  than  three  hundred ninety-seven (397) days when issued,
(2)   debt instruments that had a maturity of three hundred  ninety-seven (397)
        days or less when  issued and have a  remaining  maturity  of more than sixty (60) days, and
(3)   non-money  market debt  instruments  that had a maturity of three hundred ninety-seven  (397) days or less when issued and which have a remaining maturity of sixty (60) days or less.

      |_|  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1)   money market debt securities  held by a non-money  market fund that had a maturity  of less  than  three  hundred  ninety-seven  (397)  days when issued that have a remaining maturity of sixty (60) days or less, and
(2)   debt  instruments  held by a money  market  fund  that  have a  remaining maturity of three hundred ninety-seven (397) days or less.

      |_|   Securities   (including    restricted    securities)   not   having
readily-available  market  quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market  makers willing to give  quotes,  a security may be priced at the market  price,  which is the mean between the "bid" and "asked"  prices  provided by a single  active market  maker  (which in  certain  cases may be the "bid"  price if no  "asked"
price is available).

      In the case of U.S. government  securities,  mortgage-backed  securities, corporate bonds and foreign government  securities,  when last sale information is not generally  available,  the Manager may use pricing services  approved by the Board of  Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for  comparable  instruments  on the basis of  quality,  yield,  and maturity.  Other  special  factors  may be  involved  (such  as the  tax-exempt status  of the  interest  paid  by  municipal  securities).  The  Manager  will monitor the  accuracy  of the pricing  services.  That  monitoring  may include comparing  prices  used for  portfolio  valuation  to  actual  sales  prices of selected securities.
      The closing prices in the London foreign  exchange market on a particular business  day that are  provided  to the  Manager by a bank,  dealer or pricing service  that the  Manager  has  determined  to be  reliable  are used to value foreign currency,  including forward contracts,  and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts,  calls,  and  futures  are  valued  at the last  sale  price on the principal  exchange on which they are traded or on NASDAQ,  as  applicable,  as determined  by a pricing  service  approved  by the Board of Trustees or by the
Manager.  If there  were no sales  that day,  they  shall be valued at the last sale  price on the  preceding  trading  day if it is within  the  spread of the closing  "bid" and  "asked"  prices on the  principal  exchange or on NASDAQ on the  valuation  date.  If not,  the value shall be the closing bid price on the principal  exchange or on NASDAQ on the  valuation  date.  If the put,  call or future is not traded on an  exchange  or on  NASDAQ,  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market  makers.  In certain  cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option,  an amount equal to the premium  received is included in the Fund's  Statement of Assets and  Liabilities as an asset. An equivalent  credit  is  included  in  the  liability  section.  The  credit  is adjusted  ("marked-to-market")  to  reflect  the  current  market  value of the option.  In  determining  the  Fund's  gain  on  investments,  if a call or put written by the Fund is  exercised,  the proceeds  are  increased by the premium received.  If a call or put  written by the Fund  expires,  the Fund has a gain in the  amount of the  premium.  If the Fund  enters  into a  closing  purchase transaction,  it will have a gain or loss,  depending  on whether  the  premium received  was more or less  than the cost of the  closing  transaction.  If the
Fund  exercises  a put it holds,  the amount the Fund  receives  on its sale of the  underlying  investment  is reduced  by the  amount of premium  paid by the
Fund.

How to Sell Shares

      Information  on  how  to  sell  shares  of  the  Fund  is  stated  in the
Prospectus.  The information  below provides  additional  information about the procedures and conditions for redeeming shares.

Checkwriting.  When a check is  presented to the Bank for  clearance,  the Bank will ask the Fund to redeem a sufficient  number of full and fractional  shares in the  shareholder's  account to cover the amount of the check.  This  enables the  shareholder  to continue  receiving  dividends  on those  shares until the check is  presented  to the Fund.  Checks may not be  presented  for payment at the  offices  of the Bank or the Fund's  Custodian.  This  limitation  does not affect  the use of checks for the  payment of bills or to obtain  cash at other banks.  The Fund reserves the right to amend,  suspend or discontinue  offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting  privilege,  by signing the Account  Application or by completing a Checkwriting  card, each individual who signs:
(1)   for  individual  accounts,   represents  that  they  are  the  registered
        owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations,  partnerships,  trusts and other entities, represents that they are an officer,  general partner, trustee or other fiduciary or agent, as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)   authorizes  the Fund,  its Transfer  Agent and any bank through which the
        Fund's drafts  (checks) are payable to pay all checks drawn on the Fund account of such  person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
(4)   specifically  acknowledges  that if they  choose to  permit  checks to be honored if there is a single  signature on checks drawn  against  joint accounts, or accounts for corporations,  partnerships,  trusts or other entities,  the  signature  of any  one  signatory  on a  check  will be sufficient to authorize  payment of that check and redemption  from the account,  even if that account is  registered in the names of more than one  person  or more  than  one  authorized  signature  appears  on the
        Checkwriting card or the Application, as applicable;
(5)   understands that the Checkwriting  privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges  and agrees  that  neither the Fund nor its bank shall incur any  liability  for  that  amendment  or  termination  of  checkwriting privileges or for redeeming  shares to pay checks  reasonably  believed by them to be genuine,  or for returning or not paying checks that have not been accepted for any reason.

Sending  Redemption  Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption  proceeds  may be delayed if the Fund's  custodian  bank is not open for  business on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's next  regular  business  day  following  the redemption.  In those  circumstances,  the wire will not be  transmitted  until the  next  bank  business  day on  which  the  Fund is open  for  business.  No dividends  will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

Reinvestment  Privilege.  Within six (6) months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
|_|   Class A shares  purchased  subject to an initial  sales charge or Class A shares on which
a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B  contingent  deferred sales charge when redeemed.

      The  reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other  Oppenheimer  funds  into  which  shares of the
Fund  are  exchangeable  as  described  in  "How  to  Exchange  Shares"  below.
Reinvestment  will be at the net asset value next  computed  after the Transfer
Agent receives the  reinvestment  order.  The shareholder must ask the Transfer
Agent for that  privilege  at the time of  reinvestment.  This  privilege  does not apply to Class C, Class N or Class Y shares.  The Fund may  amend,  suspend or  cease  offering  this  reinvestment  privilege  at any  time  as to  shares redeemed after the date of such amendment, suspension or cessation.

      Any  capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax  payable on that  gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the timing and amount of
the   reinvestment.   Under  the  Internal  Revenue  Code,  if  the  redemption
proceeds  of Fund  shares on which a sales  charge was paid are  reinvested  in shares of the Fund or another  of the  Oppenheimer  funds  within  ninety  (90)
days of payment of the sales charge,  the shareholder's  basis in the shares of the Fund that were  redeemed  may not  include  the amount of the sales  charge paid.  That would  reduce the loss or  increase  the gain  recognized  from the redemption.  However,  in that  case  the  sales  charge  would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that  payment for shares  tendered for redemption is ordinarily  made in cash.  However,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the remaining  shareholders  of the Fund to make payment of a redemption  order wholly  or  partly  in cash.  In that  case,  the  Fund may pay the  redemption proceeds in whole or in part by a distribution  "in kind" of liquid  securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be  governed  by Rule 18f-1 under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem  shares  solely in cash up to the  lesser  of  $250,000  or 1% of the net  assets  of the  Fund during  any  ninety  (90) day  period  for any one  shareholder.  If shares are redeemed in kind,  the  redeeming  shareholder  might incur  brokerage or other costs in  selling  the  securities  for cash.  The Fund will  value  securities used to pay  redemptions  in kind using the same  method the Fund uses to value its portfolio  securities  described  above under  "Determination  of Net Asset
Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Involuntary  Redemptions.  The Fund's  Board of Trustees has the right to cause the  involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less  than $200 or such  lesser  amount as the Board may fix.  The Board  will not  cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares  has fallen  below the  stated  minimum  solely as a result of market  fluctuations.
If the Board  exercises this right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question (not less than thirty (30)
days).  The Board may  alternatively  set  requirements  for the shareholder to increase the  investment,  or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers  the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred  sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or  indirectly,  a public sale of the shares.  When  shares  subject  to  a  contingent  deferred  sales  charge  are transferred,  the  transferred  shares  will remain  subject to the  contingent
deferred   sales  charge.   It  will  be   calculated  as  if  the   transferee
shareholder had acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred,  and some but not all shares in the account would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described in the
Prospectus  under "How to Buy Shares" for the  imposition of the Class B, Class
C or Class N contingent  deferred  sales charge will be followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for   distributions   from
OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial plans,  401(k) plans or
pension   or   profit-sharing   plans   should  be   addressed   to   "Trustee,
OppenheimerFunds  Retirement  Plans,"  c/o the  Transfer  Agent at its  address listed in "How To Sell Shares" in the  Prospectus  or on the back cover of this
Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties  if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other  redemption requirements.

      Participants      (other     than      self-employed      persons)     in
OppenheimerFunds-sponsored  pension or profit-sharing  plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not  directly  request redemption of their  accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and  profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue  Code and certain  documents
(available  from the  Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may  be  made.  Distributions  from retirement  plans are subject to  withholding  requirements  under the Internal
Revenue Code,  and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or  the
distribution   may  be  delayed.   Unless  the  shareholder  has  provided  the
Transfer  Agent  with a  certified  tax  identification  number,  the  Internal
Revenue Code requires that tax be withheld  from any  distribution  even if the shareholder  elects  not to have tax  withheld.  The  Fund,  the  Manager,  the
Distributor,  and the  Transfer  Agent  assume no  responsibility  to determine whether a  distribution  satisfies the  conditions  of applicable  tax laws and will not be  responsible  for any tax penalties  assessed in connection  with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the  Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their  customers.  Shareholders  should contact their  broker or dealer to  arrange  this type of  redemption.  The  repurchase price  per  share  will  be  the  net  asset  value  next  computed  after  the
Distributor  receives  an order  placed by the  dealer or broker.  However,  if the Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock  Exchange  on a regular  business  day,  it will be processed  at that  day's net asset  value if the  order  was  received  by the dealer or broker  from its  customers  prior to the time the  Exchange  closes.
Normally,  the  Exchange  closes at 4:00  P.M.,  but may do so  earlier on some days.  Additionally,  the order must have been  transmitted  to and received by the  Distributor  prior  to its  close of  business  that  day  (normally  5:00
P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer   under  this
procedure,  payment  will be made within three  business  days after the shares have been redeemed upon the  Distributor's  receipt of the required  redemption documents in proper form.  The  signature(s)  of the  registered  owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund valued at $5,000 or more can  authorize  the  Transfer  Agent to redeem  shares
(having  a value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual  or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three   business  days  prior  to  the  date  requested  by  the
shareholder  for  receipt  of  the  payment.  Automatic  withdrawals  of  up to
$1,500 per month may be  requested  by  telephone if payments are to be made by check  payable to all  shareholders  of record.  Payments  must also be sent to the  address  of record  for the  account  and the  address  must not have been changed
within  the  prior  thirty  (30)  days.  Required  minimum  distributions  from
OppenheimerFunds-sponsored  retirement  plans  may  not  be  arranged  on  this basis.

      Payments are normally made by check, but shareholders  having AccountLink privileges  (see "How To Buy Shares") may arrange to have Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on the  Account
Application  or by  signature-guaranteed  instructions  sent  to  the  Transfer
Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal Plan three  business  days  before the  payment  transmittal  date you select in the
Account  Application.  If a contingent  deferred  sales  charge  applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund  cannot  guarantee  receipt of a payment on the date  requested.
The Fund reserves the right to amend,  suspend or  discontinue  offering  these plans at any time without  prior notice.  Because of the sales charge  assessed on Class A share  purchases,  shareholders  should not make regular  additional
Class A share purchases while  participating  in an Automatic  Withdrawal Plan.
Class B,  Class C and Class N  shareholders  should  not  establish  withdrawal plans,  because of the  imposition of the  contingent  deferred sales charge on such withdrawals  (except where the contingent  deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic  Withdrawal or Exchange Plan, the  shareholder agrees  to the  terms  and  conditions  that  apply to such  plans,  as  stated
below.  These  provisions  may be amended  from time to time by the Fund and/or the  Distributor.  When adopted,  any amendments  will  automatically  apply to existing Plans.

      |X| Automatic  Exchange  Plans.  Shareholders  can authorize the Transfer
Agent to  exchange  a  pre-determined  amount of shares of the Fund for  shares
(of the same  class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual  or annual basis under an Automatic  Exchange Plan. The minimum  amount  that may be  exchanged  to each  other  fund  account  is $25.
Instructions  should  be  provided  on  the  OppenheimerFunds   Application  or
signature-guaranteed  instructions.   Exchanges  made  under  these  plans  are
subject to the  restrictions  that apply to  exchanges  as set forth in "How to
Exchange  Shares" in the  Prospectus  and below in this Statement of Additional
Information.

      |X|  Automatic   Withdrawal  Plans.  Fund  shares  will  be  redeemed  as
necessary  to  meet  withdrawal  payments.  Shares  acquired  without  a  sales charge will be redeemed first.  Shares  acquired with reinvested  dividends and
capital  gains   distributions  will  be  redeemed  next,  followed  by  shares acquired  with a sales  charge,  to the  extent  necessary  to make  withdrawal payments.  Depending upon the amount  withdrawn,  the investor's  principal may be  depleted.  Payments  made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will  administer the investor's  Automatic  Withdrawal
Plan as agent for the  shareholder(s)  (the "Planholder") who executed the Plan authorization  and  application  submitted to the Transfer  Agent.  Neither the
Fund nor the Transfer  Agent shall incur any  liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in  good  faith  to administer the Plan.  Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under  the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder  on the records of the
Fund.  Any  share   certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer  Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on  shares  held in the account may be paid in cash or reinvested.

      Shares  will be  redeemed  to make  withdrawal  payments at the net asset value  per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally  be transmitted  three  business days prior to the date selected for receipt of the payment,  according  to the choice  specified  in  writing  by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of  disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the Transfer  Agent.  The
Planholder   should  allow  at  least  two  weeks'  time  after   mailing  such
notification  for the  requested  change to be put in  effect.  The  Planholder may,  at any time,  instruct  the  Transfer  Agent by written  notice to redeem all,  or any part of, the shares  held under the Plan.  That  notice must be in
proper  form  in  accordance  with  the   requirements   of  the   then-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent  will  redeem the number  of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan  at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions  to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent  will also  terminate  a Plan upon its receipt  of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated
form  in  the  name  of  the  Planholder.   The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until   proper
instructions  are  received  from  the  Planholder,  his  or  her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan  as  collateral  for a  debt,  the
Planholder  may  request  issuance  of a portion of the shares in  certificated form.  Upon  written  request  from the  Planholder,  the  Transfer  Agent will determine  the number of shares for which a certificate  may be issued  without causing the  withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer  agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer  agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o     All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust,
   Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New
   York Tax Exempt Trust, Centennial California Tax Exempt Trust, and
   Centennial America Fund, L.P., which only offer Class A shares.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
   Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer
   Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of
   Senior Floating Rate Fund that are exchanged for shares of the other
   Oppenheimer funds may not be exchanged back for Class A shares of Senior
   Floating Rate Fund.
o     Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
   Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
   Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another
   Oppenheimer fund that are exchanged for Class A shares of Oppenheimer
   Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating
   Rate Fund acquired in that exchange will be subject to the Class A Early
   Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o     Class A, Class B, Class C and Class Y Shares of Oppenheimer Select
   Managers Mercury Advisors S P Index Fund and Oppenheimer Select Managers QM
   Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other
   Oppenheimer funds held by retirement plans.

    Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money  market  fund  offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged  for shares of  Oppenheimer  funds  offered with a sales charge upon payment of the sales charge.  They may also be used to purchase  shares of Oppenheimer  funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the
Distributor may be exchanged at net asset value for shares of any of the
Oppenheimer funds.

      The Fund may amend,  suspend or terminate  the exchange  privilege at any time.  Although  the  Fund  may  impose  these  changes  at any  time,  it will provide  you with notice of those  changes  whenever it is required to do so by applicable  law.  It may be  required  to  provide  60  days  notice  prior  to materially  amending  or  terminating  the  exchange  privilege.  That  60  day notice is not required in extraordinary circumstances.

      |X|  How  Exchanges  Affect   Contingent   Deferred  Sales  Charges.   No
contingent  deferred  sales  charge is  imposed on  exchanges  of shares of any class purchased subject to a contingent  deferred sales charge.  However,  when
Class A shares  acquired  by  exchange  of Class A shares of other  Oppenheimer funds  purchased  subject to a Class A  contingent  deferred  sales  charge are redeemed  within  eighteen (18) months of the end of the calendar  month of the initial  purchase  of the  exchanged  Class A shares,  the  Class A  contingent deferred  sales  charge  is  imposed  on  the  redeemed  shares.  The  Class  B contingent  deferred  sales  charge is  imposed on Class B shares  acquired  by exchange if they are redeemed  within six (6) years of the initial  purchase of the  exchanged  Class B shares.  The Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by exchange if they are redeemed  within twelve  (12) months of the initial  purchase of the  exchanged  Class C shares.
With respect to Class N shares,  a 1% contingent  deferred sales charge will be imposed  if the  retirement  plan  (not  including  IRAs and  403(b)  plans) is terminated  or Class N shares of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within eighteen
(18)  months  after  the  plan's  first  purchase  of  Class  N  shares  of any
Oppenheimer  fund or with respect to an  individual  retirement  plan or 403(b)
plan,  Class N shares are redeemed  within  eighteen  (18) months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the  Prospectus for the  imposition  of the  Class B,  the  Class C or the  Class N  contingent deferred  sales charge will be followed in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take into account how the exchange may affect any  contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      If Class B  shares  of an  Oppenheimer  fund are  exchanged  for  Class B shares of  Oppenheimer  Limited-Term  Government  Fund,  Limited-Term  New York
Municipal  Fund or  Oppenheimer  Senior  Floating  Rate Fund and  those  shares acquired by exchange  are  subsequently  redeemed or  repurchased  by the fund,
they  will  be  subject  to  the  contingent   deferred  sales  charge  of  the
Oppenheimer  fund from  which  they were  exchanged.  The  contingent  deferred sales charge rates of Class B shares of other  Oppenheimer  funds are typically higher  for the same  holding  period  than for Class B shares  of  Oppenheimer
Limited-Term   Government  Fund,  Limited-Term  New  York  Municipal  Fund  and
Oppenheimer  Senior  Floating  Rate  Fund.  They  will  not be  subject  to the contingent deferred sales charge of Oppenheimer  Limited-Term  Government Fund,
Limited-Term  New York  Municipal  Fund or  Oppenheimer  Senior  Floating  Rate
Fund.

      Shareholders  owning  shares of more than one class  must  specify  which class of shares they wish to exchange.

      |X| Limits on Multiple  Exchange  Orders.  The Fund reserves the right to reject  telephone or written exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests  for  exchanges of up to  fifty  (50)  accounts  per day  from  representatives  of  authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests.  When exchanging shares by telephone,  a shareholder  must have an  existing  account in the fund to which the  exchange is to be made.  Otherwise,  the investors must obtain a Prospectus of that fund before the exchange  request may be  submitted.  When you exchange  some or all of your shares from one fund to another,  any special account  features such as an Asset  Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund  account  unless you tell the  Transfer  Agent not to do so.  However, special  redemption and exchange features such as Automatic  Exchange Plans and
Automatic  Withdrawal  Plans  cannot be switched  to an account in  Oppenheimer
Senior  Floating  Rate  Fund.  If all  telephone  lines are busy  (which  might occur,  for  example,  during  periods  of  substantial  market  fluctuations), shareholders  might not be able to request  exchanges  by  telephone  and would have to submit written exchange requests.

      |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer  Agent  receives an exchange  request in proper  form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are  purchased  on the  Redemption  Date,  but such  purchases  may be delayed by either fund up to five (5) business  days if it  determines  that it would be  disadvantaged  by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to  refuse  any  exchange request  that may  disadvantage  it. For  example,  if the  receipt of multiple exchange  requests  from a dealer might  require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous  to the Fund, the Fund may refuse the  request.  For full or partial  exchange  of an account made by  telephone,  any special  account  features such as Asset Builder Plans and  Automatic  Exchange  Plans will be switched to the new account  unless the
Transfer Agent is instructed otherwise.

      In connection with any exchange  request,  the number of shares exchanged may be less than the number  requested if the exchange or the number  requested would include shares  subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information,  or would  include  shares  covered by a share  certificate  that is not  tendered  with the  request.  In those  cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have  different investment  objectives,  policies and risks.  A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and  should be aware  of  the  tax  consequences  of  an  exchange.  For  federal  income  tax purposes,  an exchange  transaction is treated as a redemption of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax  consequences of reinvestment of redemption  proceeds in such cases.  The Fund,  the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal  advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

      Dividends  and  Distributions.  Dividends  will be payable on shares held of record at the time of the previous  determination  of net asset value, or as otherwise  described  in "How  to Buy  Shares."  Daily  dividends  will  not be declared or paid on newly  purchased  shares  until such time as Federal  Funds
(funds  credited to a member  bank's  account at the Federal  Reserve Bank) are available  from the  purchase  payment  for  such  shares.  Normally,  purchase checks  received  from  investors  are  converted to Federal  Funds on the next business day. Shares  purchased  through  dealers or brokers  normally are paid for by the third business day following the placement of the purchase order.

      Shares  redeemed  through the regular  redemption  procedure will be paid dividends  through and  including  the day on which the  redemption  request is received by the Transfer  Agent in proper form.  Dividends  will be declared on shares  repurchased  by  a  dealer  or  broker  for  three  (3)  business  days following  the  trade  date  (that  is,  up to and  including  the day prior to settlement of the  repurchase).  If all shares in an account are redeemed,  all dividends  accrued  on shares  of the same  class in the  account  will be paid together with the redemption proceeds.

      The Fund's  practice of  attempting to pay dividends on Class A shares at a constant level  requires the Manager to monitor the Fund's  portfolio and, if necessary,  to select higher-yielding  securities when it is deemed appropriate to seek income at the level needed to meet the target.  Those  securities  must be within the Fund's investment  parameters,  however.  The Fund expects to pay dividends  at a  targeted  level  from  its net  investment  income  and  other distributable income without any impact on the net asset values per share.

      The Fund has no fixed  dividend  rate for Class B,  Class C,  Class N and
Class Y shares,  and the rate can  change  for Class A shares.  There can be no assurance  as to  the  payment  of any  dividends  or  the  realization  of any capital  gains.  The  dividends  and  distributions  paid by a class of  shares will vary from time to time  depending on market  conditions,  the  composition of the Fund's  portfolio,  and expenses  borne by the Fund or borne  separately by a class.  Dividends  are  calculated  in the same manner,  at the same time, and on the same day for each class of shares.  However,  dividends  on Class B,
Class C and Class N shares are  expected to be lower than  dividends on Class A and Class Y shares.  That is  because of the  effect of the  asset-based  sales charge  on Class B,  Class C and  Class N  shares.  Those  dividends  will also differ in amount as a  consequence  of any  difference  in the net asset values of the different classes of shares.

      Dividends,  distributions  and proceeds of the  redemption of Fund shares represented  by checks  returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of  Oppenheimer  Money  Market  Fund,
Inc.  Reinvestment  will be made as promptly  as  possible  after the return of such checks to the Transfer  Agent,  to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state  escheatment laws,  and the Fund and the Transfer  Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

Tax  Status  of  the  Fund's  Dividends  and  Distributions.  The  federal  tax treatment of the Fund's  dividends and capital gains  distributions  is briefly highlighted in the Prospectus.

      Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends  for the  dividends-received  deduction  for corporate shareholders.  Long-term  capital gains  distributions are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate  amount of qualifying  dividends that the
Fund derives from  portfolio  investments  that the Fund has held for a minimum period,  usually  forty-six  (46) days.  A  corporate  shareholder  will not be eligible  for  the  deduction  on  dividends  paid  on  Fund  shares  held  for forty-five  (45) days or less.  To the extent the Fund's  dividends are derived from gross income from option  premiums,  interest  income or short-term  gains from the sale of  securities  or  dividends  from foreign  corporations,  those dividends will not qualify for the deduction.

      Under the Internal  Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable  investment  income earned from January 1 through
December  31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year. If it does not,  the Fund must pay an excise tax on the amounts  not  distributed.
It is  presently  anticipated  that  the Fund  will  meet  those  requirements.
However,   the  Board  of  Trustees  and  the  Manager  might  determine  in  a particular  year that it would be in the best  interests  of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce  the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a  "regulated  investment  company"  under the  Internal  Revenue  Code  (although  it reserves the right not to qualify).
That  qualification  enables the Fund to "pass through" its income and realized capital gains to  shareholders  without having to pay tax on them.  This avoids a double tax on that  income and capital  gains,  since  shareholders  normally will be taxed on the  dividends  and capital  gains they  receive from the Fund
(unless the Fund's shares are held in a retirement  account or the  shareholder is  otherwise  exempt  from  tax).  If  the  Fund  qualifies  as  a  "regulated investment  company"  under the Internal  Revenue  Code,  it will not be liable
for  federal   income   taxes  on  amounts   paid  by  it  as   dividends   and
distributions.  The Fund  qualified  as a regulated  investment  company in its last  fiscal  year.  The  Internal  Revenue  Code  contains a number of complex tests  relating  to  qualification  which  the  Fund  might  not  meet  in  any particular  year.  If it did not so qualify,  the Fund would be treated for tax purposes as an ordinary  corporation  and receive no tax deduction for payments made to shareholders.

      If prior  distributions  made by the Fund must be  re-characterized  as a non-taxable  return of  capital  at the end of the  fiscal  year as a result of the effect of the Fund's investment  policies,  they will be identified as such in notices sent to shareholders.

Dividend  Reinvestment  in Another Fund.  Shareholders of the Fund may elect to reinvest all  dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed  above.  Reinvestment will be made  without  sales  charge at the net asset value per share in effect at the close of business on the payable date of the  dividend or  distribution.
To elect  this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund   selected  for
reinvestment.  Otherwise  the  shareholder  first must obtain a prospectus  for that fund and an  application  from the  Distributor  to  establish an account.
Dividends and/or  distributions  from shares of certain other Oppenheimer funds
(other than  Oppenheimer  Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers  and
other   financial    institutions    that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary  of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes  shares of the other
Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's Transfer Agent, is
a  division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and  for  paying dividends  and  distributions  to  shareholders.  It also  handles  shareholder servicing and  administrative  functions.  It serves as the Transfer  Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other Oppenheimer funds.  Shareholders  should direct inquiries about their accounts to the Transfer  Agent at the address and  toll-free  numbers shown on the back cover.

The  Custodian.  The Bank of New York is the  Custodian  of the Fund's  assets.
The  Custodian's  responsibilities  include  safeguarding  and  controlling the
Fund's  portfolio  securities  and handling the delivery of such  securities to and  from  the  Fund.  It will be the  practice  of the  Fund to deal  with the custodian in a manner  uninfluenced by any banking  relationship  the Custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the  custodian  in excess of  $100,000  are not  protected  by Federal  deposit insurance.  Those uninsured balances at times may be substantial.
Independent  Auditors.  Deloitte  Touche LLP are the  independent  auditors of the  Fund.  They  audit the  Fund's  financial  statements  and  perform  other related  audit  services.  They also act as  auditors  for the  Manager and for certain other funds advised by the Manager and its affiliates.

                                      A-5
                                  Appendix A

                              RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C:  Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2"
indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.
Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard  Poor's Rating Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard  Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and
C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  A bond rated B is more vulnerable to nonpayment than an obligation rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and
`D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D'
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

-------------------------------------------------------------------------------

                                  Appendix B

-------------------------------------------------------------------------------
                      Industry Classifications
-------------------------------------------------------------------------------

Aerospace/Defense                  Food and Drug Retailers
Air Transportation                 Gas Utilities
Asset-Backed                       Health Care/Drugs
Auto Parts and Equipment           Health Care/Supplies  Services
Automotive                         Homebuilders/Real Estate
Bank Holding Companies             Hotel/Gaming
Banks                              Industrial Services
Beverages                          Information Technology
Broadcasting                       Insurance
Broker-Dealers                     Leasing  Factoring
Building Materials                 Leisure
Cable Television                   Manufacturing
Chemicals                          Metals/Mining
Commercial Finance                 Nondurable Household Goods
Communication Equipment            Office Equipment
Computer Hardware                  Oil - Domestic
Computer Software                  Oil - International
Conglomerates                      Paper
Consumer Finance                   Photography
Consumer Services                  Publishing
Containers                         Railroads  Truckers
Convenience Stores                 Restaurants
Department Stores                  Savings and Loans
Diversified Financial              Shipping
Diversified Media                  Special Purpose Financial
Drug Wholesalers                   Specialty Printing
Durable Household Goods            Specialty Retailing
Education                          Steel
Electric Utilities                 Telecommunications - Long Distance
Electrical Equipment               Telephone - Utility
Electronics                        Textile,     Apparel      Home
                                   Furnishings
Energy Services                    Tobacco
Entertainment/Film                 Trucks and Parts
Environmental                      Wireless Services
Food

                               Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)   plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2)   non-qualified deferred compensation plans,
(3)   employee benefit plans3
(4)   Group Retirement Plans4
(5)   403(b)(7) custodial plan accounts
(6)   Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.      Applicability of Class A Contingent Deferred Sales Charges in Certain
                                        Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this
Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
-     Purchases of Class A shares aggregating $1 million or more.
-     Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
-     Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)   through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)   by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
    -      Purchases  of Class A shares by  Retirement  Plans  that have any of the following record-keeping arrangements:
(1)   The record keeping is performed by Merrill Lynch Pierce Fenner  Smith,
        Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement
        Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)
        funds advised or managed by MLIM (the funds described in (a) and (b)
        are referred to as "Applicable Investments").
(2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch.
        On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3)   The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
    -      Purchases   by  a  Retirement   Plan  whose  record   keeper  had  a
    cost-allocation  agreement  with the  Transfer  Agent on or before March 1,
    2001.

II.             Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
-     The Manager or its affiliates.
-     Present or former officers, directors, trustees and employees (and their
      "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
      "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
      (step-children, step-parents, etc.) are included.
-     Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
      Distributor for that purpose.
-     Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
-     Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
-     Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of
      Fund shares.
-     Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
-     "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-     Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
-     Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
-     Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement)
      and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
-     A unit investment trust that has entered into an appropriate agreement with the Distributor.
-     Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
-     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in
      each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
      Distributor for those purchases.
-     A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
      Advisors) whose Class B or Class C shares of a Former Quest for Value
      Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24,
      1995.
-     A qualified Retirement Plan that had agreed with the former Quest for
      Value Advisors to purchase shares of any of the Former Quest for Value
      Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
    -  Shares  issued  in  plans  of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.
-     Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
      Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
-     Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
      Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
-     Shares purchased with the proceeds of maturing principal units of any
      Qualified Unit Investment Liquid Trust Series.
-     Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
    - To make  Automatic  Withdrawal  Plan payments  that are limited  annually to no more than 12% of the account value adjusted annually.
-     Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
      Rules and Policies," in the applicable fund Prospectus).
-     For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)   Following the death or disability (as defined in the Internal Revenue
         Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.6
(5)   Under a Qualified Domestic Relations Order, as defined in the Internal
         Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
         Code.
(7)   To make "substantially equal periodic payments" as described in Section
         72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.7
(10)  Participant-directed redemptions to purchase shares of a mutual fund
         (other than a fund managed by the Manager or a subsidiary of the
         Manager) if the plan has made special arrangements with the
         Distributor.
(11)  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
         IRA.
   -  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                     Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
-     Shares redeemed involuntarily, as described in "Shareholder Account
      Rules and Policies," in the applicable Prospectus.
-     Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
      Administration.
-     Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
-     Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
-     Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
   -  Redemptions,  requested in writing by a Retirement Plan sponsor, of Class
      C shares of an  Oppenheimer  fund in amounts of $500,000 or more and made more than 12 months after the  Retirement  Plan's first purchase of Class
      C shares,  if the  redemption  proceeds are invested in Class N shares of one or more Oppenheimer funds.
-     Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)   Following the death or disability (as defined in the Internal Revenue
         Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an
         Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.9
(5)   To make distributions required under a Qualified Domestic Relations
         Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
         Code.

      To make "substantially equal periodic payments" as described in Section
      72(t) of the Internal Revenue Code.
(7)   For loans to participants or beneficiaries.10
(8)   On account of the participant's separation from service.11
(9)   Participant-directed redemptions to purchase shares of a mutual fund
         (other than a fund managed by the Manager or a subsidiary of the
         Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(10)  Distributions made on account of a plan termination or "in-service"
         distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(11)  For distributions from a participant's account under an Automatic
         Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
      (12) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      (13) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      - Redemptions  of Class B shares  or  Class C shares  under an  Automatic
Withdrawal  Plan from an account other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does not  exceed  10% of the  account's  value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-     Shares sold to the Manager or its affiliates.
-     Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-     Shares issued in plans of reorganization to which the Fund is a party.
-     Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
        I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.         Special Sales Charge Arrangements for Shareholders of Certain
       Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

   Oppenheimer Quest Value Fund, Inc.                           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund                        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

 Quest for Value U.S. Government Income Fund                         Quest for
 Value New York Tax-Exempt Fund
 Quest for Value Investment Quality Income Fund                      Quest for
 Value National Tax-Exempt Fund
 Quest for Value Global Income FundQuest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
    -      acquired  by such  shareholder  pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
      -    purchased  by such  shareholder  by  exchange  of shares of  another
Oppenheimer  fund  that  were  acquired  pursuant  to the  merger of any of the
Former Quest for Value Funds into that other  Oppenheimer  fund on November 24,
1995.

A.  Reductions or Waivers of Class A Sales Charges.

      - -       Reduced Class A Initial Sales Charge Rates for Certain Former
Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

---------------------------------------------------------------------
Number of         Initial Sales    Initial Sales
Eligible          Charge as a %    Charge as a %    Concession as %
Employees or      of Offering      of Net Amount    of Offering
Members           Price            Invested         Price
---------------------------------------------------------------------
---------------------------------------------------------------------
9 or Fewer             2.50%            2.56%            2.00%
---------------------------------------------------------------------
---------------------------------------------------------------------
At  least  10 but      2.00%            2.04%            1.60%
not more than 49
---------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      - -  Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
        -  Shareholders who were shareholders of the AMA Family of Funds on
           February 28, 1991 and who acquired shares of any of the Former
           Quest for Value Funds by merger of a portfolio of the AMA Family of
           Funds.
-     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      - -  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      - -  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
           -    withdrawals  under an  automatic  withdrawal  plan holding only either Class B or Class C shares if the annual  withdrawal  does not exceed  10% of the  initial  value of the  account  value,  adjusted annually, and
           -    liquidation  of a  shareholder's  account if the  aggregate net asset value of shares held in the account is less than the  required minimum value of such accounts.

      - -  Waivers for Redemptions of Shares Purchased on or After March 6,
1995 but Prior to November 24, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
-     redemptions  following the death or disability of the  shareholder(s) (as evidenced by a determination  of total disability by the U.S. Social
           Security Administration);
-     withdrawals  under an automatic  withdrawal plan (but only for Class B or
           Class C shares)  where the annual  withdrawals  do not exceed 10% of the initial value of the account value; adjusted annually, and
           -    liquidation  of a  shareholder's  account if the  aggregate net asset value of shares held in the account is less than the  required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

 V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
  Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account   Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account    CMIA LifeSpan Capital
Appreciation Account
Connecticut Mutual Income Account   CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account   CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      - Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
(1)   persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual
         Funds, and
(2)   persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at
         $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the
         Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled
         $500,000 or more, including investments made pursuant to the
         Combined Purchases, Statement of Intention and Rights of
         Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
         Connecticut Mutual Funds or a Fund into which such Fund merged;
(2)   any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
         Former Connecticut Mutual Funds totaled $500,000 or more;
(3)   Directors of the Fund or any one or more of the Former Connecticut
         Mutual Funds and members of their immediate families;
(4)   employee benefit plans sponsored by Connecticut Mutual Financial
         Services, L.L.C. ("CMFS"), the prior distributor of the Former
         Connecticut Mutual Funds, and its affiliated companies;
(5)   one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6)   an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
         Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2)   upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)   for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
(4)   as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)   in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
(6)   in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)   in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
         Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9)   as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.    Special Reduced Sales Charge for Former Shareholders of Advance America
                                     Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

          VII. Sales Charge Waivers on Purchases of Class M Shares of
                    Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
-     the Manager and its affiliates,
-     present or former officers, directors, trustees and employees (and their
      "immediate families" as defined in the Fund's Statement of Additional
      Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
-     registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
-     dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
-     employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
      (and whose identity is made known to the Distributor) or with the
      Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
-     dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
      Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer High Yield Fund
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Internet Web Site:
      www.oppenheimerfunds.com
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Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte  Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams  Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

1234

PX280.08.01

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1. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer
Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund,
Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not
Trustees of Centennial New York Tax Exempt Trust or Managing General Partners
of Centennial America Fund, L.P. Mr. Armstrong is not a Trustee, Director or
Managing General Partner of Centennial New York Tax Exempt Trust, Centennial
California Tax Exempt Trust, Centennial America Fund, L.P., Centennial Money
Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust,
Oppenheimer Main Street Funds, Inc., and Oppenheimer Cash Reserves.

2.  In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term  "Group  Retirement  Plan"  means  any  qualified  or  non-qualified retirement  plan  for  employees  of  a  corporation  or  sole  proprietorship, members and  employees  of a  partnership  or  association  or other  organized group of  persons  (the  members of which may  include  other  groups),  if the group has made special  arrangements  with the  Distributor  and all members of the group  participating  in (or who are eligible to  participate  in) the plan purchase  shares of an  Oppenheimer  fund or funds through a single  investment dealer,  broker or other financial  institution  designated by the group.  Such plans  include 457 plans,  SEP-IRAs,  SARSEPs,  SIMPLE  plans and 403(b)  plans other  than plans for  public  school  employees.  The term  "Group  Retirement
Plan" also  includes  qualified  retirement  plans and  non-qualified  deferred compensation  plans and IRAs that  purchase  shares of an  Oppenheimer  fund or
funds  through  a  single   investment   dealer,   broker  or  other  financial
institution that has made special arrangements with the Distributor.

5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.

10 This provision does not apply to loans from 403(b)(7) custodial plans.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.